                                   SUBLEASE
                                   --------

     THIS SUBLEASE is made this ______ day of October, 1999 by and between Samsung Semiconductor, Inc., a California corporation, as "Sublandlord," and Xpeed, Inc., a California corporation, as "Subtenant."

                                   RECITALS
                                   --------

     A. Tasman Property, Inc., a California corporation ("Landlord"), and Sublandlord entered into a Lease Agreement (the "Master Lease") dated May 21, 1998 respecting certain real property located at 99 Tasman Drive (the "99 Tasman Drive Property"), 85 Tasman Drive and 3655 North First Street, all in San Jose, California, including a building at 99 Tasman Drive (the "99 Tasman Drive Building"). A copy of the Master Lease is attached hereto as Exhibit "A". Any
                                                             -----------
capitalized terms used in this Sublease but not defined herein shall have the meanings attributed to them in the Master lease.

     B. Sublandlord now desires to sublease the entire first floor of the 99 Tasman Drive Building to Subtenant consisting of Twenty-Two Thousand, Three Hundred Thirteen (22,313) rentable square feet of space (the "Premises") as shown on Exhibit "B" attached hereto and Subtenant desires to sublease the
         -----------
Premises from Sublandlord on the terms and conditions set forth hereinbelow.

     NOW, THEREFORE, in furtherance of the foregoing, and in consideration of the mutual covenants set forth hereinbelow, the parties agree as follows:

     1.   Premises. Sublandlord hereby subleases the Premises to Subtenant and
          --------
Subtenant subleases the Premises from Sublandlord subject to all of the terms and conditions set forth in this Sublease. In addition to the Premises, Subtenant shall have access at all times to the "common areas" highlighted on Exhibit B.

     2.   Term. The term of this Sublease shall commence on November 1, 1999
          ----
(the "Commencement Date") and shall end on October 31, 2003 unless sooner terminated pursuant to the provisions hereof.

     3.   Rent.
          ----

          (a)  Monthly Rent. Subtenant shall pay to Sublandlord monthly rent
               ------------
("Monthly Rent") for the Premises as follows:

               Period              Monthly Rent
               ------              ------------

               Months 1-12         $47,080
               Months 13-24        $60,245
               Months 25-36        $61,361
               Months 37-48        $62,476

     This Sublease is intended to be a full service sublease, and Monthly Rent shall include all operating expenses and real property taxes for the Premises, except as may be specifically provided otherwise below. Subtenant shall have no obligation to pay for such costs or Utilities and Services (as defined in Paragraph 5) under this Sublease, except that Subtenant shall be obligated to pay, as Additional Rent (hereinafter defined), its pro-rata share of the cost of electricity for the 99 Tasman Drive Building in excess of five percent (5%) over the cost of electricity for said building paid by Sublandlord in the previous year.

          (b)  Additional Rent. In addition to Monthly Rent, Subtenant shall pay
               ---------------
to Sublandlord as additional rent ("Additional Rent") (i) any legal fees and costs that Subtenant is obligated to pay or reimburse to Sublandlord pursuant to this Sublease, and (ii) any other charges or reimbursements due Sublandlord from Subtenant pursuant to the terms of this Sublease.

          (c)  Payment of Rent. All amounts of Monthly Rent and Additional Rent
               ---------------
(collectively, "Rent") payable hereunder shall be paid without deduction, offset, prior notice or demand in lawful money of the United States of America. Monthly Rent hereunder shall be payable in advance on the first day of each and every calendar month of the term hereof, starting on the Commencement Date. Rent for any period which is less than a full month shall be prorated based upon the number of days in said month. Rent due for the first month of the Sublease term shall be paid upon execution hereof by both parties. Additional Rent hereunder shall be payable on a net thirty day basis after invoicing.

     4.   Security Deposit. Upon the execution of this Sublease by both parties,
          ----------------
Subtenant shall pay to Sublandlord the cash sum of, or provide an unconditional, irrevocable letter of credit in the amount of, One Hundred Twenty Thousand Dollars ($120,000) as a security deposit (the "Security Deposit"). If Subtenant elects to provide a letter of credit, said letter of credit shall be issued by a financial institution and acceptable to Sublandlord and shall be in a form acceptable to Sublandlord. The Initial Security Deposit shall be increased by Twenty-Seven Thousand Dollars ($27,000) (the "Additional Security Deposit") unless Subtenant has obtained Five Million Dollars ($5,000,000) in unrestricted capital financing by November 15, 1999, in addition to the level of capital already obtained by Subtenant prior to execution of this Agreement by the parties. The Initial Security Deposit and the Additional Security Deposit, if any, shall hereinafter be referred to as the "Security Deposit." If Subtenant is required to provide Sublandlord the Additional Security Deposit, Sublandlord shall then hold a cumulative sum of One Hundred Forty-Seven Thousand Dollars ($147,000) as the Security Deposit. Notwithstanding the foregoing, if Subtenant does not materially default under the Sublease during the first twenty-four (24) months after the Commencement Date, the Security Deposit shall be reduced to an amount equal to eighty percent (80%) of the Security Deposit previously required to be made.

     Sublandlord shall hold the Security Deposit as security for the full and faithful performance by Subtenant of its covenants and obligations under this Sublease. The Security Deposit is not an advance Rent deposit, an advance payment of any other kind, or a measure of Sublandlord's damages in case of Subtenant's default. If Subtenant defaults in the full and timely performance of any or all of Subtenant's covenants and obligations under this Sublease and any applicable cure period shall have expired, then Sublandlord may, from time to time, without waiving any other remedy available to Sublandlord, use the Security Deposit, or any portion of it, to the extent necessary to cure or remedy the default or to compensate Sublandlord for all or any part of the damages sustained by Sublandlord resulting from Subtenant's default. Subtenant shall pay to Sublandlord within ten (10) business days after receipt of demand, the amount so applied in order to restore the Security Deposit to its original amount. Sublandlord shall promptly return the Security Deposit to Subtenant at the expiration or earlier termination of the Sublease term, to the extent that there does not then exist any uncured event of default by Subtenant under this Sublease. Sublandlord's obligations with respect to the Security Deposit are those of a debtor and not trustee. Sublandlord shall not be required to segregate the Security Deposit from, and may commingle the Security Deposit with, Sublandlord's general or other funds. Subtenant shall not at any time be entitled to interest on the Security Deposit, except after Sublandlord's failure to timely return any portion of the Security Deposit. All late payments will bear interest at the rate of one percent per month or any lower legal maximum rate.

     5.   Utilities and Services. Sublandlord shall provide utilities and
          ----------------------
services ("Utilities and Services") for the Premises including without limitation (i) gas, (ii) electricity and (iii) water services twenty-four hours a day, (iv) HVAC services Monday through Friday 8:00 a.m. to 8:00 p.m., and (iv) cleaning of the Premises five (5) days per week, along with appropriate janitorial and garbage services.

     6.   Early Entry. Subtenant shall be allowed early entry to the Premises
          -----------
upon execution of this Sublease by both parties for the purpose of installing data and telecommunication equipment, furniture and other fixtures serving the Premises and moving and setting up equipment and furniture. Early entry shall be subject to all of the terms and conditions of this Sublease, except for the payment of Rent.

     7.   Tenant Improvements. Sublandlord shall be responsible for making
          -------------------
tenant improvements to the Premises identified on Exhibit "C" attached hereto,
                                                  -----------
at Sublandlord's sole cost and expense. Subtenant shall have the right to use the existing cubicles in the Premises for the term of this Sublease. Sublandlord shall remove all other personal property on the Premises at its expense prior to the Commencement Date. Notwithstanding Section 6.1 of the Master Lease, Subtenant shall not be entitled to make any alterations to or modifications of the Premises without the consent of the Sublandlord, which shall not be unreasonably withheld, except with respect to structural alterations or modifications. Sublandlord shall have the right in its sole and absolute discretion to withhold consent for any reason, with respect to any proposed structural alterations to or modifications of the Premises. Subtenant shall remove, at its sole cost and expense, any alterations to or modifications of the Premises permitted hereunder prior to termination of this Sublease and shall repair any damage in connection therewith.

     8.   Condition of Premises. Except as provided in Paragraph 7 of this
          ---------------------
Agreement, the Premises shall be delivered to Subtenant upon the Commencement Date in their then existing "AS IS" condition. On expiration or sooner termination of the term of this Sublease, Subtenant shall fully remove all of its personal property and shall fully vacate the Premises. In addition,

Subtenant shall otherwise comply with all responsibilities of the Tenant under the Master Lease regarding surrender of the Premises, including removal of any alterations made by Subtenant in accordance with the terms of the Master Lease, except that Subtenant shall have no obligation to remove any alterations made to the Premises by Sublandlord prior to the commencement date of the Sublease term. By accepting possession of the Premises, Subtenant acknowledges that the condition is acceptable in all respects. Sublandlord makes no representations or warranties as to the condition or suitability of the Premises for Subtenant's intended use or that the Premises are in compliance with the Americans with Disabilities Act. Notwithstanding any provision of this Sublease or Section 6.3 of the Master Lease, Subtenant shall have no responsibility to improve the Premises or bring the Premises into compliance with any Laws in effect prior to the Commencement Date, except to repair damage done by Subtenant (its agents, employees, contractors or invitees) or in connection with any permit applied for by Subtenant to improve the Premises. Likewise Sublandlord shall not be obligated to make any improvements to the Premises including but not limited to code upgrades.

     9.   Use. Subtenant shall use or permit the Premises to be used solely for
          ---
purposes permitted under the terms and conditions of the Master Lease, and for no other purpose whatsoever without the prior written consent of Sublandlord and Landlord.

     10.  Repairs and Maintenance. Sublandlord shall, at all times during the
          -----------------------
term of this Sublease and at its sole cost and expense, keep and maintain the Premises in good order, condition and repair. Subtenant shall, at its sole cost and expense, repair all damage to the Premises caused by the activities of Subtenant, its employees, invitees or contractors promptly following written notice from Sublandlord to repair such damages. If Subtenant shall fail to perform the required maintenance or fail to make repairs required of it pursuant to this paragraph within a reasonable period of time following written notice from Sublandlord to do so, then Sublandlord may, at its election and without waiving any other remedy it may otherwise have under this Sublease or at law, perform such maintenance or make such repairs and charge to Subtenant, as Additional Rent, the costs so incurred by Sublandlord for same.

     11.  Subject to Master Lease. This Sublease is subject and subordinate to
          -----------------------
all of the terms and conditions of the Master Lease.

     12.  Incorporation of Master Lease.
          -----------------------------

          (a) Except as otherwise provided herein, all the terms and conditions contained in the Master Lease are hereby incorporated as terms and conditions of this Sublease (with each reference in the Master Lease to "Landlord" and "Tenant" to be deemed to refer to "Sublandlord" and "Subtenant", respectively, hereunder), and along with all of the provisions set forth herein, shall be the complete terms and conditions of this Sublease. Except as otherwise provided in this Sublease, Subtenant assumes and agrees to perform for the benefit of Landlord and Sublandlord all obligations of Sublandlord, as Tenant, under the Master Lease insofar as they pertain to the Premises which accrue on or after the Commencement Date. Notwithstanding the foregoing incorporation of the Master Lease, the following provisions thereof are hereby excluded: Sections 2.1, 2.3, 3.2, 3.3, 3.5, 3.6, 3.7, 4.4, 5.1, 5.2, 8.2, 9.2, 10, 11, 13.5, 13.8, 13.9,

14.1, and "Commencement Date", "Term", "Lease Expiration Date", "First Month's Prepaid Rent", "Tenant's Security Deposit", "Landlord's Broker(s)", "Tenant's Brokers", "Property", "Buildings", "Premises" and "Base Monthly Rent" as references in Section 1.1. Notwithstanding the foregoing exclusions, references in the Master Lease to "Property" and "Buildings" shall be deemed to refer to the "99 Tasman Property" and the "99 Tasman Building", respectively, hereunder. Moreover, the following incorporated provisions are modified for purposes of this Sublease:

     .    The last sentence of Section 3.1 is deleted.

     . The clauses of Section 4.11 (b) beginning with "or the existence of Hazardous Materials" through "in excess of permitted levels has occurred" are deleted.

     . Subtenant shall have no obligation under Section 4.11(d), except to the extent that Subtenant (its agents, employees, contractors or invitees) introduce Hazardous Materials on or about the Premises.

     . Despite the exculpatory provisions of Sections 5.5(ii) and 8.1, Sublandlord shall not be relieved from direct damage liability to Subtenant for any failure to provide Utilities and Services or to perform maintenance if such failure results from Sublandlord's gross negligence or intentionally wrongful act.

     .    The first sentence of Section 12.4 is deleted.

     . At the end of the first parenthetical expression in Section 13.7, replace "an generally accepted" with "and consistently applied by Subtenant".

          b) Notwithstanding the foregoing incorporation of the Master Lease, Sublandlord shall not be responsible for the performance or the furnishing of any maintenance, repair, replacement or other obligations or services to be performed or furnished by Landlord under the Master Lease and Subtenant agrees to look solely to Landlord for the performance of such obligations or services. Sublandlord shall enforce the terms of the Master Lease upon Landlord's default of the Master Lease, but Subtenant shall pay all costs for such enforcement initiated at Subtenant's request and incurred by Sublandlord including attorney's fees (actually incurred) to the extent such costs relate to the Premises. Sublandlord shall not be liable to Subtenant for any failure by Landlord to perform its obligations or to furnish any services or utilities to be furnished by Landlord under the Master Lease, nor shall such failure by Landlord excuse performance by Subtenant of its obligations under this Sublease.

     13.  Consents. Wherever the consent of Landlord is required under the
          --------
Master Lease, Subtenant shall obtain both the consent of Sublandlord and Landlord. Except as otherwise provided under Section 6.1 of the Master Lease or as otherwise provided in this Sublease, Sublandlord shall not unreasonably withhold, delay or condition its consent and shall reasonably cooperate with Subtenant in securing Landlord's consent.

     14.  Signage. Notwithstanding Paragraph 4.6 of the Master Lease,
          -------
Subtenant's entitlement to install any business identification sign shall be limited to (1) the entry and main lobby wall of the 99 Tasman Drive Building, and (ii) the suite entry to the Premises. In addition, there is an existing sign monument at the 99 Tasman Drive Building used for monument signage. Sublandlord agrees to install standard monument signage (at Subtenant's expense) on such monument which indicates Subtenant's company name; provided that: (a) Subtenant shall not have exclusive use of the monument and must share the signage space on such monument as determined by Sublandlord in its discretion; (b) the type, size, content, and appearance of such proposed monument signage shall be subject to the standards imposed by Sublandlord, such that all monument signage is consistent with Sublandlord's standards; and (c) Sublandlord may delay erecting such monument signage until February 28, 2000.

     15.  Parking. Notwithstanding Paragraph 4.5 of the Master Lease,
          -------
Sublandlord shall provide Subtenant with eighty-five (85) parking stalls on a non-exclusive unassigned basis.

     16.  Subtenant's Obligations. Subtenant shall not commit or permit to be
          -----------------------
committed on the Premises any act or omission which shall violate any of the terms or conditions of the Master Lease.

     17.  Sublandlord's Obligations. Except for those obligations assumed by
          -------------------------
Subtenant herein and provided Subtenant is not in default of the terms of this Sublease, Sublandlord shall continue to faithfully perform all of its obligations under the Master Lease throughout the term of this Sublease. Sublandlord agrees that Subtenant shall be entitled to receive all services and repairs to be provided by Landlord to Sublandlord under the Master Lease with respect to the Premises. Subject to Paragraph 12(b) above, Subtenant shall look solely to Landlord for all such services and repairs and shall not, under any circumstances, seek or require Sublandlord to perform any of such services or repairs, nor shall Subtenant make any claim upon Sublandlord for any damages which may arise by reason of Landlord's default under the Master Lease unless such default is caused by Sublandlord. Subject to Paragraph 12(b) above, any condition resulting from a default by Landlord under the Master Lease (other than a default caused by Sublandlord) shall not constitute as between Sublandlord and Subtenant an eviction, actual or constructive, of Subtenant and no such default shall excuse Subtenant from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Subtenant to receive any reduction in or abatement of the Rent provided for in this Sublease, except to the extent Sublandlord receives an abatement in its Rent under the Master Lease with respect to the Premises. Sublandlord covenants and agrees with Subtenant that Sublandlord will pay all fixed rent and additional rent payable by Sublandlord pursuant to this Sublease and the Master Lease to the extent that such payment is not the obligation of Subtenant hereunder.

     18.  Default by Subtenant. In the event Subtenant shall be in default of
          --------------------
any covenant of, or shall fail to honor any obligation under, this Sublease, Sublandlord, upon giving any required notice and subject to the right, if any, of Subtenant to cure any such default within any applicable cure period, shall have available to it against Subtenant all of the remedies available to Landlord under the Master Lease in the event of a similar default on the part of Sublandlord thereunder or at law. Notwithstanding the foregoing or Paragraph
12.1 (c) of the Master Lease,

Sublandlord agrees that Subtenant shall not be in default under this Sublease for vacating the Premises during the term of this Sublease so long as Subtenant continues to pay Rent and is not in default of other provisions of this Sublease or the Master Lease and Subtenant keeps the Premises adequately secured.

     19.  Quiet Enjoyment. As long as Subtenant pays all of the Rent due
          ---------------
hereunder and performs all of Subtenant's other obligations hereunder, Sublandlord shall do nothing to affect Subtenant's right to peaceably and quietly have, hold and enjoy the Premises.

     20.  Assignment and Subletting. Notwithstanding Paragraph 7.1 in the Master
          -------------------------
Lease, if Sublandlord fails to provide written consent to a proposed assignee or sub-subtenant within twenty (20) days after receipt of a written request from Subtenant to provide such consent, Sublandlord's failure to provide said consent shall be deemed as disapproval of the proposed assignee or sub-subtenant. Any monetary benefit which accrues to Subtenant by said subletting or assignment shall be evenly divided between Sublandlord and Subtenant, subject to recovery of all reasonable costs by Subtenant directly attributable to the subletting or assignment. Prior to assignment of this Sublease to any corporate affiliate referenced in Paragraph 7.1 of the Master Lease, Subtenant shall demonstrate to the reasonable satisfaction of Sublandlord that the net worth of such corporate affiliate is equivalent to the net worth of Subtenant.

     21.  Brokers. Each party represents and warrants to the other that such
          -------
party has not dealt with any broker or finder in connection with the negotiation or consummation of this Sublease other than CRESA Partners and Cushman & Wakefield (collectively, the "Brokers"). Sublandlord agrees to pay the
                              -------
commissions of the Brokers in accordance with a separate agreement with CRESA Partners, and said commission shall be evenly divided between the Brokers. Each party agrees to indemnify and defend the other, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred by the other party as a result of any breach by such party or any of its representations, warranties or covenants in this paragraph. The parties do not intend to confer any right, remedy or benefit upon either of the Brokers by this paragraph or any other provision of this Sublease, and neither of the Brokers shall be a third party beneficiary of this Sublease or otherwise be entitled to enforce any right, obligation or remedy under this Sublease.

     22.  Enforcement of Master Lease. Subtenant, at its sole cost and expense,
          ---------------------------
may (but only to the extent applicable to the Premises) enforce against Landlord the rights given Sublandlord under the Master Lease in order to realize Subtenant's rights under this Sublease, including rights of reasonable approval, rights of access, rights of repair and rights to abate rent; provided, however, that Subtenant may only abate rent pursuant to this paragraph to the extent that Sublandlord may abate rent under the Master Lease. Sublandlord hereby assigns to Subtenant Sublandlord's rights under the Master Lease to enforce provisions of the Master Lease against Landlord, but only to the extent that such rights apply to the Premises, reserving to Sublandlord a non-exclusive right to enforce the rights given Sublandlord under the Master Lease. Sublandlord agrees to join in any arbitration or lawsuit commenced by Subtenant hereunder and agrees to use reasonable efforts to assist Subtenant in any such action, provided that Subtenant shall reimburse Sublandlord for reasonable out-of-pocket costs and expenses incurred by Sublandlord to provide such assistance including reasonable attorneys' fees. Subtenant shall defend, protect, indemnify and hold Sublandlord harmless for any breach by Subtenant of the Master Lease, and shall indemnify, protect, defend and hold Sublandlord harmless in connection with any enforcement action under this paragraph, except to the extent incurred as a result of Sublandlord's negligence or willful misconduct.

     23.  Notices. Anything contained in any provision of this Sublease to the
          -------
contrary notwithstanding, Subtenant agrees, with respect to the Premises, to comply with and remedy any default in this Sublease or the Master Lease which is Subtenant's obligation to cure, within the period allowed to Sublandlord under the Master Lease, even if such time period is shorter than the period otherwise allowed therein due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Landlord to Sublandlord, provided that Sublandlord promptly forwards the notice from Landlord. Sublandlord agrees to forward to Subtenant, promptly upon receipt thereof by Sublandlord, a copy of each notice, including notices of default, received by Sublandlord in its capacity as Tenant under the Master Lease. Subtenant agrees to forward to Sublandlord, promptly upon receipt thereof, copies of any notices received by Subtenant from Landlord or from any governmental authorities, All notices, demands and requests shall be in writing and shall be sent either by hand delivery or by a nationally recognized overnight courier service (e.g., Federal Express), in either case return receipt requested, to the address of the appropriate party. Notices, demands and requests so sent shall be deemed given when the same are received. Notices shall be sent to the attention of:

     If to Sublandlord:                 SAMSUNG SEMICONDUCTOR, INC.
                                        3655 North First Street
                                        San Jose, CA 95134-1713
                                        Attn: Facilities Manager

     If to Subtenant:                   XPEED, INC.
                                        99 Tasman Drive
                                        San Jose, CA 95134
                                        Attn: Facilities Manager

     If to Landlord:                    TASMAN PROPERTY, INC
                                        3655 North First Street
                                        San Jose, CA 95134-1713

     24.  Time of the Essence. Time is strictly of the essence with respect to
          -------------------
each and every term, condition, obligation and provision of this Sublease.

     25.  Governing Law. California law shall govern the construction and
          -------------
enforcement of this Sublease.

     26.  Interpretation of Sublease. Paragraph headings in this Sublease are
          --------------------------
included solely for ease of reference and shall not affect the construction of this Sublease. This Sublease shall be construed as if it had been prepared jointly by Sublandlord and Subtenant. Each exhibit referred to in this Sublease is an exhibit attached to this Sublease and is incorporated herein by reference. As used in this Sublease, the term "business day" means any day that is not a Saturday, Sunday or day on which banking institutions in the State of California are authorized or obligated by law or executive order to be closed, and the term "day" means a calendar day, whether or not a business day. If any portion of this Sublease shall be declared to be invalid, illegal or unenforceable by any court of competent jurisdiction, such portion shall be deemed severed from this Sublease and the remaining portions shall continue in full force and effect.

     27.  Entire Agreement; Amendments in Writing. There are no oral agreements
          ---------------------------------------
between the parties hereto affecting this Sublease and this Sublease supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between the parties hereto with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Sublease. This Sublease, and the exhibits and schedules attached hereto, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Sublease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties except as set forth in this Sublease.

     28.  Indemnity and Consequential Damages.
          -----------------------------------

          (a)  Subtenant's Indemnification. Except to the extent caused by
               ---------------------------
Sublandlord's negligence or willful misconduct, Subtenant shall indemnify, protect, defend with counsel reasonably acceptable to Sublandlord and hold harmless Sublandlord from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the use or occupancy by Subtenant (its agents, employees, contractors or invitees) or the condition of the Premises after the effective date of this Sublease to the extent Subtenant has assumed such liability pursuant to this Sublease; or
(ii) the negligence or willful misconduct of Subtenant or its employees, contractors, agents, or invitees; or (iii) a breach of Subtenant's obligations under this Sublease to the extent applicable to the Premises; or (iv) a breach of Sublandlord's obligations under the Master Lease that is caused by Subtenant's breach of this Sublease; or (v) any Hazardous Materials used, stored, released, disposed, generated or transported by Subtenant, its agents, employees, contractors or invitees in, on or about the Premises. Subtenant's indemnification provided herein shall survive the termination of this Sublease.

          (b)  Sublandlord's Indemnification. Except to the extent caused by
               -----------------------------
Subtenant's negligence or willful misconduct, Sublandlord shall indemnify, protect, defend with counsel reasonably acceptable to Subtenant and hold Subtenant harmless from and against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) a breach of Sublandlord's obligations under this Sublease; or (ii) a breach of Sublandlord's obligations as

Tenant under the Master Lease to the extent those obligations are not assumed by Subtenant under this Sublease; or (iii) the negligence or willful misconduct of Sublandlord, its employees, contractors, agents or invitees occurring on or about the Premises; (iv) any Hazardous Materials used, stored or disposed of on or about the Premises prior to the effective date of this Sublease or introduced on or about the Premises by Sublandlord (its agents, employees, contractors or invitees) after the effective date of this Sublease; or (v) the use or occupancy by Sublandlord (its agents, employees, contractors or invitees) or the condition of the Premises prior to the effective date of this Sublease (unless Subtenant has expressly assumed any such liability pursuant to this Sublease). Sublandlord's indemnification provided herein shall survive the termination of this Sublease.

     (c)  Consequential Damages. In no event shall Sublandlord be liable to
          ---------------------
Subtenant or any third party for indirect, incidental or consequential damages arising from this Sublease.

     29.  Termination or Modification of Master Lease by Sublandlord.
          ----------------------------------------------------------
Sublandlord shall not voluntarily terminate or agree to modify the Master Lease during the term of this Sublease unless and until Landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between Landlord and Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the term hereof.

     30.  Damage and Condemnation. If the Premises, 99 Tasman Drive Building or
          -----------------------
an adjacent Outside Area suffers damage from any peril during the term of this Sublease, then Sublandlord shall promptly restore such area to its original condition (other than improvements made by Subtenant), unless (i) such damage is caused by Subtenant's willful act; (ii) such damage occurs within one year of the end of the term and would take more than sixty (60) days to repair and Subtenant elects to terminate this Sublease by giving Sublandlord notice of such election within thirty (30) days after such damage; (iii) Sublandlord's insurance proceeds are not sufficient to pay for the estimated cost of restoration and Sublandlord does not elect to pay the shortfall, in which case either party can elect to terminate this Sublease on thirty (30) day's written notice to the other, or (iv) the Premises cannot be restored within one hundred eighty (180) days of the damage, in which case Sublandlord or Subtenant can elect to terminate this Sublease on thirty (30) day's written notice to the other. In the event this Sublease is not terminated, then Subtenant shall he responsible for the restoration of any of its own improvements to the extent of available insurance proceeds and Rent shall be abated during the restoration to the extent Subtenant's access or use of the Premises is impaired by the damage or restoration. Sublandlord shall have no obligation to restore Subtenant's improvements or personal property on the Premises.

     In the event a taking of any portion of the Premises, the 99 Tasman Drive Building or an adjacent Outside Area in eminent domain occurs during the term of this Sublease such that there is a material alteration to Subtenant's access to or use of the Premises, and in Sublandlord's and Subtenant's mutual and reasonable opinion the Premises is not suitable for Subtenant's continued occupancy for the uses permitted by this Sublease, then either party can elect to terminate this Sublease within thirty (30) days after notice of the event. If the Sublease is not so terminated, then Rent shall be abated to the extent that Subtenant's access to or use of the Premises is impaired by such condemnation or restoration. Any condemnation award shall be paid to Sublandlord except to the extent the award is for Subtenant's own improvements or relocation costs.

     31.  Corporate Authority. Each party executing this Sublease on behalf of
          -------------------
Sublandlord and Subtenant represent and warrants to the other party that all necessary actions have been taken to duly authorize it to execute and deliver this Sublease on behalf of Sublandlord or Subtenant in accordance with the by-laws of Sublandlord or Subtenant, as the case may be, and that this Sublease is binding upon said party in accordance with its terms. Sublandlord further warrants that the Master Lease is a valid agreement, enforceable according to its terms and that to Sublandlord's knowledge, there are no defaults of the Master Lease.

     32.  Consent of Landlord and Landlord's Lender. This Sublease shall not be
          -----------------------------------------
effective unless and until the date on which this Sublease is executed by Subtenant and Sublandlord and consented to in writing by the Landlord and Belgravia Capital Corporation, a California corporation (the "Landlord's Lender"), assignee of the Landlord's interests under the Master Lease, such consent to be given within fifteen (15) days from the execution date this Sublease. Sublandlord shall use good faith efforts to timely secure such consents, and Subtenant will reasonably cooperate in such efforts. Such consents shall be provided by the Landlord and Landlord's Lender on the form of Consent of Landlord and form of Consent of Landlord's Lender (or another form acceptable to Sublandlord, Subtenant, Landlord or Landlord's Lender, as the case may be), attached hereto, respectively as Exhibit D and Exhibit E. In the event either the Landlord or Landlord's Lender does not consent to this Sublease within fifteen (15) days from the execution date of this Sublease, then this Sublease shall be automatically terminated without delivery of written notice by either party. Upon any such termination, Sublandlord shall promptly refund to Subtenant, without interest, the advance Monthly Rent and any Security Deposit theretofore paid by Subtenant to Sublandlord pursuant to Paragraphs 3 and 4 herein (but Sublandlord shall not be obligated to reimburse the out-of-pocket costs incurred by Subtenant in connection with entering into this Sublease), whereupon neither party shall have any further rights against or obligations to the other party.

     33.  Counterparts. This Sublease may be executed in counterparts each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first hereinabove set forth.

                                        "SUBLANDLORD"

                 APPROVED BY            SAMSUNG SEMICONDUCTOR, INC.,
         SAMSUNG SEMICONDUCTOR, INC.    a California corporation
             LEGAL DEPARTMENT
                   BPA                  By:  /s/ [ILLEGIBLE]
          ----------------------           -----------------------------
          Date      10/15/99            Its:    K. S.   O K.
              ------------------            ----------------------------
                                                10/15/99


                                        "SUBTENANT"

                                        XPEED, INC., a
                                        California corporation

                                        By:  /s/ Michael Pak
                                           -----------------------------
                                        Its: Michael Pak
                                            ----------------------------
                                                            President/CEO

                                            Oct 15, 1999

                                  EXHIBIT "A"
                                  -----------

                             COPY OF MASTER LEASE

                                     LEASE

                                BY AND BETWEEN

                             TASMAN PROPERTY INC.,

                                  as Landlord

                                      AND
                         SAMSUNG SEMICONDUCTOR, INC.,
                           a California corporation

                                   as Tenant

                                 May 21, 1998

                                     LEASE

     THIS LEASE, dated May __, 1998 (the "Effective Date"), for reference purposes only, is made by and between Tasman Property Inc., a California corporation ("Landlord") and Samsung Semiconductor, Inc., a California corporation ("Tenant").

                                   Article 1

                                   Reference

     1.1 References. All references in this Lease to the following terms shall have the following meaning or refer to the respective address, person, date, time period, amount, percentage, calendar year or fiscal year set forth below:

     Tenant's Address for Notice:            Samsung Semiconductor, Inc.
                                             3655 North First Street
                                             San Jose, California 95134-1713
                                             Attn: Facilities Director

     Landlord's Address for Notices:         Tasman Property, Inc.
                                             3655 North First Street
                                             San Jose, California 95134-1713

     Commencement Date:                      May 21, 1998

     Term:                                   Thirty (30) years

     Lease Expiration Date:                  May 21, 2023

     Options to Renew:                       None

     First Month's Prepaid Rent:             $372,268.80

     Tenant's Security Deposit:              None

     Tenant's Required Liability:            $2,000,000 Combined Single Limit

     Landlord's Broker(s):                   None

     Tenant's Broker:                        None

     Property:                               Real property located at 99 Tasman
                                             Drive, 85 Tasman Drive and 3655
                                             North First Street, San Jose,
                                             California.

     Buildings:                              Building located at 99 Tasman
                                             Drive, building located at 85
                                             Tasman Drive, and building located
                                             at 3655 North First Street, with a
                                             combined net rentable area
                                             consisting of approximately 206,816
                                             square feet.

     Outside Areas:                          The "Outside Areas" shall mean all
                                             areas within the Property which are
                                             located outside the Buildings, such
                                             as pedestrian walkways, parking
                                             areas, landscaped areas, open areas
                                             and enclosed trash disposal areas.

     Premises:                               All the interior space within the
                                             Buildings and Outside Areas as
                                             shown on Exhibit "A".

     Base Monthly Rent:                      The term "Base Monthly Rent" shall
                                             initially be One Dollar and Eighty
                                             Cents ($1.80) per square foot per
                                             month or Three Hundred Seventy-two
                                             Thousand Two Hundred Sixty-eight
                                             Dollars and Eighty Cents
                                             ($372,268.80) per month in the
                                             aggregate for the entire Premises
                                             and shall increase five cents
                                             ($.05) per square foot every three
                                             (3) years during the Lease Term

     Permitted Uses:                         Office and Research and Development

     Exhibits:                               The term "Exhibits" shall mean the
                                             Exhibits of this Lease which are
                                             described as follows:

                                             Exhibit "A" Site Plan showing the
                                                         Property and
                                                         delineating the
                                                         Buildings in which the
                                                         Premises are located.


                                   Article 2

                         Premises, Term And Possession

     2.1. Demise Of Premises. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, for the Lease Term upon the terms and subject to the conditions of this Lease. Tenant's lease of the Premises, together with the appurtenant right to use the Outside Areas as described in Paragraph 2.2 below, shall be conditioned upon and be subject to the continuing compliance by Tenant with (i) all the terms and conditions of this Lease, (ii) all Laws governing the use of the Premises, and (iii) all Private Restrictions (as defined in Article 13), easements and other matters now of public record respecting the use of the Premises. Tenant acknowledges that the area comprising the Premises is as specified in Article 1 hereof and that such area shall not be reduced irrespective of any subsequent recalculation of the area comprising the Premises.

     2.2. Right To Use Outside Areas. Tenant shall have the exclusive right to use the Outside Areas in conjunction with its use of the Premises solely for the purposes for which they were designated and intended and for no other purposes whatsoever. Tenant's right to so use the Outside Areas shall be subject to the limitations on such use as set forth in Article 1 and shall terminate concurrently with any termination of this Lease.

     2.3. Lease Commencement Date And Lease Term. The term of this Lease shall begin on the Commencement Date, as set forth in Article 1. The term of this Lease shall expire on the Lease Expiration Date, as set forth in Article 1. The Lease Term shall be that period of time commencing on the Lease Commencement Date and ending on the Lease Expiration Date.

     2.4. Delivery Of Possession. Landlord shall deliver to Tenant possession of the Premises on the Commencement Date.

     2.5. Performance Of Improvement Work; Acceptance Of Possession. Landlord shall have no obligation to make any improvements to the Premises and Tenant accepts the Premises in their condition existing as of the Commencement Date without warranty or representation by Landlord as to the condition of the Premises or Tenant's proposed use thereof.

     2.6. Surrender Of Possession. Immediately prior to the expiration or upon the sooner termination of this Lease, Tenant shall remove all of Tenant's signs from the exterior of the Buildings and shall remove all of Tenant's equipment, trade fixtures, furniture, supplies, wall decorations and other personal property from within the Premises, and shall vacate and surrender the Premises to Landlord in the same condition, broom clean, as existed at the Lease Commencement Date, reasonable wear and tear excepted. Tenant shall have no obligation to remove any alterations or improvements that Tenant has made to the Premises during the Lease Term or prior thereto.


                                   Article 3

                   Rent, Late Charges And Security Deposits

     3.1. Base Monthly Rent. Commencing on the Lease Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord, without prior demand, deduction, offset or abatement, in advance on the first day of each calendar month, the amount set forth as "Base Monthly Rent" in Article 1. Landlord shall have the right upon written notice to Tenant to require Tenant to pay all or any portion of the Base Monthly Rent directly to Landlord's Lender.

     3.2. Additional Rent. Commencing on the Lease Commencement Date and continuing throughout the Lease Term, in addition to the Base Monthly Rent and to the extent not paid directly by Tenant pursuant to the terms of this Lease, Tenant shall pay to Landlord as additional rent (the "Additional Rent") the following amounts:

            (a) An amount equal to all Property Operating Expenses (as defined in Article 13) incurred by Landlord. Payment shall be made by whichever of the following methods (or combination of methods) is (are) from time to time designated by Landlord:

                 (i) Landlord may forward invoices or bills for such expenses to Tenant, and Tenant shall, no later than ten (10) days prior to the due date, pay such invoices or bills and deliver satisfactory evidence of such payment to Landlord, and/or

                 (ii) Landlord may bill to Tenant, on a periodic basis not more frequently than monthly, the amount of such expenses (or group of expenses) as paid or incurred by Landlord, and Tenant shall pay to Landlord the amount of such expenses within ten (10) days after receipt of a written bill therefor from Landlord, and/or

                 (iii) Landlord may deliver to Tenant Landlord's reasonable estimate of any given expense or group of expenses, which it anticipates will be paid or incurred for the ensuing calendar or fiscal year, as Landlord may determine, and Tenant shall pay to Landlord an amount equal to the estimated amount of such expenses for such year in equal monthly installments during such year with the installments of Base Monthly Rent.

     Landlord reserves the right to change from time to time the methods of billing Tenant for any given expense or group of expenses or the periodic basis on which such expenses are billed.

            (b) Any legal fees and costs that Tenant is obligated to pay or reimburse to Landlord pursuant to Article 13; and

            (c) Any other charges or reimbursements due Landlord from Tenant pursuant to the terms of this Lease. In the event Landlord's Lender requires all insurance costs and Real Property Taxes (as defined in Article 13) to be paid in an impound account, Tenant shall pay such charges on a monthly basis as required by Landlord's Lender and Landlord shall cause the Lender to pay premiums for all insurance policies and bills for Real Property Taxes when due or prior to delinquency upon presentation of invoices by Tenant.

     Except as provided hereinabove, Tenant shall pay all Real Property Taxes (as defined in Article 13) directly to the applicable taxing authority, and Tenant shall make such payments and deliver satisfactory evidence of payment to Landlord no later than ten (10) days before such Real Property Taxes become delinquent. Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, cost, expense or claim arising from Tenant's failure to timely pay the Real Property Taxes.

     3.3. Year-End Adjustments. If Landlord shall have elected to bill Tenant for the Property Operating Expenses (or any group of such expenses) on an estimated basis in accordance with the provisions of Paragraph 3.2(a)(iii) above, Landlord shall furnish to Tenant within three (3) months following the end of the applicable calendar or fiscal year, as the case may be, a statement setting forth (i) the amount of such expenses paid or incurred during the just ended calendar or fiscal year, as appropriate, and (ii) the amount that Tenant has paid to Landlord for credit against such expenses for such period. If Tenant shall have paid more than its obligation for such expenses for the stated period, Landlord shall, at its election, either (i) credit the amount of such overpayment toward the next ensuing payment or payments of Additional Rent that would otherwise be due or (ii) refund in cash to Tenant the amount of such overpayment. If such year-end statement shall show that Tenant did not pay its obligation for such expenses in full, then Tenant shall pay to Landlord the amount of such underpayment within ten (10) days from Landlord's billing of same to Tenant. The provisions of this Paragraph shall survive the expiration or sooner termination of this Lease.

     3.4. Late Charge, And Interest On Rent In Default. Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Monthly Rent or any Additional Rent may cause Landlord to incur certain costs and expenses in connection with its financing secured by the Property, including without limitation, any late charges and fees charged by Landlord's Lender (as defined in Article 13) and any costs of collection. Therefore, except as hereinafter provided, if any installment of Base Monthly Rent is not received by Landlord from Tenant within ten (10) calendar days after the same becomes due, Tenant shall pay to Landlord upon demand, a late charge in an amount equal to all such charges, fees and costs incurred by Landlord (the "Late Charge Amount"). In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rental installment or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay each rental installment due under this Lease when due, including the right to terminate this Lease.

     3.5. Payment Of Rent. Except as specifically provided otherwise in this Lease, all rent shall be paid in lawful money of the United States, without any abatement, reduction or offset for any reason whatsoever, to Landlord at such address as Landlord may designate from time to time. Tenant's obligation to pay Base Monthly Rent and all Additional Rent for any partial month shall be prorated at the commencement and expiration of the Lease Term. The failure by Tenant to pay any Additional Rent as required pursuant to this Lease when due shall be treated the same as a failure by Tenant to pay Base Monthly Rent when due, and Landlord shall have the same rights and remedies against Tenant as Landlord would have had Tenant failed to pay the Base Monthly Rent when due.

     3.6. Prepaid Rent. Tenant shall, upon execution of this Lease, pay to Landlord the amount set forth in Article 1 as "First Month's Prepaid Rent" as prepayment of rent to be credited against the first payment of Base Monthly Rent due hereunder.

     3.7. Security Deposit.

                  (a) Upon execution hereof, Tenant shall deposit with Landlord the amount set forth in Article 1 as the "Security Deposit," as security for the prompt and complete performance by Tenant of the obligations and terms of this Lease to be performed by Tenant, and not as prepayment of rent.

                  (b) Landlord may apply all or any portion of the Security Deposit for the following purposes: (i) to remedy any default by Tenant in the payment of Base Monthly Rent or Additional Rent or a late charge or interest on defaulted rent, or any other monetary payment obligation of Tenant under this Lease; (ii) to repair damage to the Premises, the Buildings or the Outside Areas caused or permitted to occur by Tenant, except to the extent covered by any insurance proceeds under the casualty insurance policy carried by Landlord or Tenant under this Lease; (iii) to clean and restore and repair the Premises, the Buildings or the Outside Areas following their surrender to Landlord if not surrendered in the condition required pursuant to the provisions of Article 2, and (iv) to remedy any other default of Tenant to the extent permitted by Law including without limitation, paying in full on Tenant's behalf any sums claimed by materialmen or contractors of Tenant to be owing to them by Tenant for work done or improvements made at Tenant's request to the Premises. In this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be applied as contained in Section 1950.7(c) of the California Civil Code and/or any successor statute. In the event the Security Deposit or any portion thereof is so used, Tenant shall pay to Landlord, promptly upon demand, an amount in cash sufficient to restore the Security Deposit to the full original sum. Landlord shall not be deemed a trustee of the Security Deposit. Landlord may use the Security Deposit in Landlord's ordinary business and shall not be required to segregate it from Landlord's general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Property during the Lease Term, Landlord may pay the Security Deposit to any subsequent owner in conformity with the provisions of Section 1950.7 of the California Civil Code and/or any successor statute, in which event the transferring Landlord shall be released from all liability for the return of the Security Deposit. Tenant specifically grants to Landlord (and Tenant hereby waives the provisions of California Civil Code Section 1950.7 to the contrary) a period of thirty (30) days following a surrender of the Premises by Tenant to Landlord within which to inspect the Premises, make required restorations and repairs, receive and verify workmen's billings therefor, and prepare a final accounting with respect to the Security Deposit.

                                   ARTICLE 4

                       USE OF PREMISES AND OUTSIDE AREA

         4.1. Permitted Use. Tenant shall be entitled to use the Premises solely for the "Permitted Uses" as set forth in Article 1 and for no other purpose whatsoever.

         4.2. General Limitations On Use. Tenant shall not do or permit anything to be done in or about the Premises, the Buildings, or the Outside Areas which does or could (i) jeopardize the structural integrity of any Building or (ii) cause damage to any part of the Premises, the Buildings, or the Outside Areas. Tenant shall not operate any equipment within the Premises which does or could (i) injure, vibrate or shake the Premises or the Buildings, (ii) damage, overload or impair the efficient operation of any electrical, plumbing, heating, ventilating or air conditioning systems within or servicing the Premises or any Building, or (iii) damage or impair the efficient operation of the sprinkler system (if any) within or servicing the Premises or any Building. Tenant shall not place any loads upon the floors, walls, ceiling or roof systems which could endanger the structural integrity of any Building or damage its floors, foundations or supporting structural components. Tenant shall not place any explosive, flammable or harmful fluids or other waste materials in the drainage systems of the Premises, the Buildings, the Outside Areas or the Property. Tenant shall not drain or discharge any fluids in the landscaped areas or across the paved areas of the Property. Tenant shall not commit nor permit to be committed any waste in or about the Premises, the Buildings, or the Outside Areas.

         4.3. Noise And Emissions. All noise generated by Tenant in its use of the Premises shall be confined or muffled so that it does not interfere with the businesses of or annoy the occupants and/or users of adjacent properties. All dust, fumes, odors and other emissions generated by Tenant's use of the Premises shall be sufficiently dissipated in accordance with sound environmental practice and exhausted from the Premises in such a manner so as not to interfere with the businesses of or annoy the occupants and/or users of adjacent properties, or cause any damage to the Premises, the Buildings, or the Outside Areas or the property of adjacent property owners.

         4.4. Trash Disposal. Tenant shall provide trash bins or other adequate garbage disposal facilities within trash enclosure areas located by Tenant in the Outside Areas sufficient for the interim disposal of all of its trash, garbage and waste. Tenant shall cause such trash, garbage and waste to be regularly removed from the Property and shall keep the Premises and the Outside Areas in a clean, safe and neat condition free and clear of all trash, garbage, waste and/or boxes, pallets and containers containing same at all times.

         4.5. Parking. Tenant shall not, at any time, park or permit to be parked any recreational vehicles, inoperative vehicles or equipment in the Outside Areas or on any portion of the Property. Tenant agrees to assume responsibility for compliance by its employees and invitees with the parking provisions contained herein. If Tenant or its employees park any vehicle within the Property in violation of these provisions, then Landlord may, upon prior written notice to Tenant giving Tenant two (2) days (or any applicable statutory notice period, if longer than two (2) days) remove such vehicle(s), in addition to any other remedies Landlord may have under this Lease, charge Tenant, as Additional Rent, the cost of towing such vehicle.

         4.6. Signs. Tenant shall be entitled to place or install on or within any portion of the Premises, the exterior of the Buildings, or the Outside Areas any business identification sign provided that Tenant shall comply with all Laws and Private Restrictions. Any sign shall be installed at Tenant's sole cost and expense. Tenant shall remove all of Tenant's signs, repair any damage caused thereby, and restore the surface upon which the sign was affixed to its original condition, all to Landlord's reasonable satisfaction, upon the termination of this Lease.

         4.7. Compliance With Laws And Private Restrictions. Tenant shall abide by and shall promptly observe and comply with, at its sole cost and expense, all Laws and Private Restrictions respecting the use and occupancy of the Premises, the Buildings, or the Outside Areas.

         4.8. Compliance With Insurance Requirements. Tenant shall not conduct nor permit any other person to conduct any activities nor keep, store or use (or allow any other person to keep, store or use) any item or thing within the Premises, the Buildings, or the Outside Areas which (i) is prohibited under the terms of any insurance policy required to be carried by Tenant hereunder, (ii) could result in the termination of the coverage afforded under any of such policies, (iii) could give to the insurance carrier the right to cancel any of such policies, or (iv) could cause an increase in the rates (over standard rates) charged for the coverage afforded under any of such policies. Tenant shall comply with all requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverages carried by Tenant pursuant to this Lease.

         4.9. Landlord's Right To Enter. Landlord and its agents shall have the right to enter the Premises during normal business hours after giving Tenant reasonable notice and subject to Tenant's reasonable security and environmental health, safety measures and requirements for the purpose of (i) inspecting the same; (ii) showing the Premises to prospective purchasers, mortgagees or tenants; (iii) making necessary alterations, additions or repairs; and (iv) performing any of Tenant's obligations when Tenant has failed to do so. Landlord shall have the right to enter the Outside Areas during normal business hours for purposes of (i) inspecting the exterior of the Buildings and the Outside Areas;
(ii) posting notices of nonresponsibility; and (iii) supplying any services to be provided by Landlord. Any entry into the Premises or the Outside Areas obtained by Landlord in accordance with this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive of Tenant from the Premises or any portion thereof.

         4.10. Use Of Outside Areas. Tenant shall at all times keep the Outside Areas in a safe condition free and clear of all materials, equipment, debris, trash (except within enclosed trash areas), inoperable vehicles, and other items which are not specifically permitted by Landlord to be stored or located thereon by Tenant. If, in the opinion of Landlord, unauthorized persons are using any of the Outside Areas by reason of, or under claim of, the express or implied authority or consent of Tenant, then Tenant, upon demand of Landlord, shall restrain, to the fullest extent then allowed by Law, such unauthorized use, and shall initiate such appropriate proceedings as may be required to so restrain such use.

         4.11. Hazardous Materials; Environmental Protection.

               (a) As used herein, the term "Hazardous Materials" shall mean any toxic or hazardous substance, material or waste or any pollutant or infectious or radioactive material, including but not limited to, those substances, materials or wastes regulated now or in the future under any of the following statutes or regulations and any and all of those substances included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste," "hazardous chemical substance or mixture," "imminently hazardous chemical substance or mixture," "toxic substances," "hazardous air pollutant," "toxic pollutant," or "solid waste" in the (a) Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA" or "Superfund"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. (S)9601 et seq., (b) Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. (S)6901 et seq., (c) Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. (S)1251 et seq., (d) Clean Air Act ("CAA"), 42 U.S.C. (S)7401 et seq., (e) Toxic Substances Control Act ("TSCA"), 14 U.S.C.
(S)2601 et seq., (f) Hazardous Materials Transportation Act, 49 U.S.C. (S)1801, et seq., (g) Carpenter-Presley-Tanner Hazardous Substance Account Act ("California Superfund"), Cal. Health & Safety Codess.25300 et seq., (h) California Hazardous Waste Control Act, Cal. Health & Safety code (S)25100 et seq., (i) Porter-Cologne Water Quality Control Act ("Porter-Cologne Act"), Cal. Water Code (S)13000 et seq., (j) Hazardous Waste Disposal Land Use Law, Cal. Health & Safety code (S)25220 et seq., (k) Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65"), Cal. Health & Safety code (S)25249.5 et seq., (1) Hazardous Substances Underground Storage Tank Law, Cal. Health & Safety Code (S)25280 et seq., (m) Air Resources Law, Cal. Health & Safety Code
(S)39000 et seq., and (n) regulations promulgated pursuant to said laws or any replacement thereof, or as similar terms are defined in the federal, state and local laws, statutes, regulations, orders or rules. Hazardous Materials shall also mean any and all other biohazardous wastes and substances, materials and wastes which are, or in the future become, regulated under applicable Laws for the protection of health or the environment, or which are classified as hazardous or toxic substances, materials or wastes, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision, including, without limitation, (i) trichloroethylene, tetrachloroethylene, perchloroethylene and other chlorinated solvents, (ii) any petroleum products or fractions thereof, (iii) asbestos, (iv) polychlorinted biphenyls, (v) flammable explosives, (vi) urea formaldehyde,
(vii) radioactive materials and waste, and (viii) materials and wastes that are harmful to or may threaten human health, ecology or the environment.

                  (b) Notwithstanding anything to the contrary in this Lease, Tenant, at its sole cost, shall comply with all Laws relating to the storage, use and disposal of Hazardous Materials. In no event shall Tenant cause or permit to be discharged into the plumbing or sewage system of the Buildings or onto the land underlying or adjacent to the Buildings or the Outside Premises any Hazardous Materials. Tenant shall be solely responsible for and shall defend, indemnify, and hold Landlord and its agents harmless form and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's storage, use and/or disposal of Hazardous Materials or the existence of Hazardous Materials on any portion of the Premises or Property from any source, whether before or after the Commencement Date of the Lease Term and whether or not caused by Tenant. If the presence of Hazardous Materials on the Premises results in contamination or deterioration of water or soil, then Tenant shall promptly take any and all action necessary to clean up such contamination to the extent required by all Laws. At any time prior to the expiration of the Lease Term if Landlord has a reasonable basis to suspect that there has been any release or the presence of Hazardous Materials in the ground or groundwater on the Property, Tenant shall, upon written notice by Landlord, conduct appropriate tests of water and soil and deliver to Landlord the results of such tests to demonstrate that no contamination in excess of permitted levels has occurred. Tenant shall further be solely responsible for, and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Premises and the Property to permitted levels of Hazardous Materials. Tenant's obligation hereunder shall survive the termination of this Lease.

                  (c) Upon termination or expiration of this Lease, Tenant at its sole expense shall cause all Hazardous Materials placed in or about the Premises, the Buildings and/or the Property by Tenant, its agents, contractors, or invitees, and all installations (whether interior or exterior) made by or on behalf of Tenant relating to the storage, use, disposal or transportation of Hazardous Materials to be removed from the Property and transported for use, storage or disposal in accordance and compliance with all Laws and other requirements respecting Hazardous Materials used or permitted to be used by Tenant. Tenant shall apply for and shall obtain from all appropriate regulatory authorities (including any applicable fire department or regional water quality control board) all permits, approvals and clearances necessary for the closure of the Property and shall take all other actions as may be required to complete the closure of the Buildings and the Property.

                  (d) Tenant shall, at its sole cost, voluntarily cooperate in a reasonable manner with the efforts or recommendations of all governmental agencies in reducing actual or potential environmental damage from the threatened or actual presence of Hazardous Materials on the Property. Tenant shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such compliance or cooperation or the presence of Hazardous Materials on any portion of the Premises or the Property.

                  (e) Landlord shall upon request by Tenant provide Tenant with any reports of studies in Landlord's possession relating to Hazardous Materials on the Property, provided that Tenant shall keep all such reports and studies strictly confidential.

         4.12. Rules And Regulations. Landlord shall have the right from time to time to establish reasonable rules and regulations and/or amendments or additions thereto respecting the use of the Premises and the Outside Areas for the care and orderly management of the Property, subject to Tenant's prior written approval, which will not be unreasonably withheld. Upon delivery to Tenant of a copy of such rules and regulations or any amendments or additions thereto, Tenant shall comply with such rules and regulations. A violation by Tenant of any of such rules and regulations shall constitute a default by Tenant under this Lease. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible or liable to Tenant for the violation of such rules and regulations by any other tenant of the Property.

                                   ARTICLE 5

                 REPAIRS, MAINTENANCE, SERVICES AND UTILITIES

         5.1. Repair And Maintenance. The Buildings, or the Outside Areas caused by an act of God or other peril, in which case the provisions of Article 10 shall control, Tenant shall, at all times during the Lease Term and at its sole cost and expense, regularly clean and continuously keep and maintain in good order, condition and repair, and replace when necessary, every part of the Premises, the Buildings and the Outside Areas, including, without limiting the generality of the foregoing, (i) all windows (including glazing), plate glass doors and skylights, (ii) all electrical wiring, conduits, connectors and fixtures, (iii) all plumbing, automatic fire extinguishers and sewage systems serving the Buildings and the Outside Areas; including all pipes, sprinklers, sinks, toilets, faucets and drains, (iv) all lighting fixtures, bulbs and lamps,
(v) all parts of the heating, ventilation and air-conditioning systems (the "HVAC Systems") serving the Buildings, including all ducts, pipes, vents, compressors, fans, air handlers, thermostats, time clocks, boilers, heaters and supply and return grills serving the Buildings, (vi) all operating systems, elevators, appliances and equipment serving the Buildings, (vii) all fixtures, interior walls, wall coverings, partitioning, ceilings and ceiling tiles, and exterior surface of the exterior walls, (viii) the roof membrane, including flashing and caulking, (ix) all landscaping and parking areas, including maintenance, patching, resealing, repairing and restriping of the parking areas, and (x) the foundation, load bearing walls, roof structure and other structural portions of the Buildings. Tenant, if requested to do so by Landlord, shall hire, at Tenant's sole cost and expense, a licensed heating, ventilating and air conditioning contractor to regularly and periodically (not less frequently than every three months) inspect and perform required maintenance on the HVAC Systems serving the Premises. Tenant, if requested to do so by Landlord, shall hire, at Tenant's sole cost and expense, a licensed roofing contractor to regularly and periodically (not less frequently than every six months) inspect and perform required maintenance on the roof of the Premises, or alternatively. Landlord may, at its election, contract in its own name for such regular and periodic inspections of and maintenance on the roof and charge to Tenant, as Additional Rent, the cost thereof. Tenant shall, at all times during the Lease Term, keep the Outside Areas in a clean and safe condition. Tenant shall regularly and periodically sweep and clean the driveways and parking areas. Tenant shall, at its sole cost and expense, repair all damage to the Premises, the Buildings, or the Outside Areas caused by the activities of Tenant, its employees, invitees or contractors promptly following written notice from Landlord to so repair such damages, except to the extent covered by any insurance proceeds received by Landlord or Tenant under any casualty insurance policy carried by Landlord or Tenant hereunder. If Tenant shall fail to perform the required maintenance or fail to make repairs required of it pursuant to this paragraph within a reasonable period of time following written notice from Landlord to do so, then Landlord may, at its election and without waiving any other remedy it may otherwise have under this Lease or at law, perform such maintenance or make such repairs and charge to Tenant, as Additional Rent, the costs so incurred by Landlord for same. All glass within or a part of the Premises, both interior and exterior, is at the sole risk of Tenant and any broken glass shall promptly be replaced by Tenant at Tenant's expense with glass of the same kind, size and quality. Landlord shall have no obligation to maintain or repair any portion of the Premises, Buildings, Outside Areas or the Property.

         5.2. Utilities. Tenant shall arrange at its sole cost and expense and in its own name, for the supply of gas, electricity, and water to the Premises. In the event that such services are not separately metered, Tenant shall, at its sole expense, cause such meters to be installed. Tenant shall be responsible for determining if the local supplier of water, gas and electricity can supply the needs of Tenant and whether or not the existing water, gas and electrical distribution systems within the Buildings and the Premises are adequate for Tenant's needs. Tenant shall be responsible for determining if the existing sanitary and storm sewer systems now servicing the Premises and the Property are adequate for Tenant's needs. Tenant shall pay all charges for water, gas, electricity and storm and sanitary sewer services supplied to the Premises, irrespective of whether or not the services are maintained in Landlord's or Tenant's name.

         5.3. Security. Tenant acknowledges that Landlord has not undertaken any duty whatsoever to provide security for the Premises, the Buildings, or the Outside Areas and, accordingly, Landlord is not responsible for the security of same or the protection of Tenant's property or Tenant's employees, invitees or contractors. To the extent Tenant determines that such security or protection services are advisable or necessary, Tenant shall arrange for and pay the costs of providing same.

         5.4. Energy And Resource Consumption. Landlord may voluntarily cooperate in a reasonable manner with the efforts of governmental agencies and/or utility suppliers in reducing energy or other resource consumption. Tenant shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such compliance or cooperation. Tenant agrees at all times to cooperate fully with Landlord and to abide by all reasonable rules established by Landlord (i) in order to maximize the efficient operation of the electrical HVAC systems and all other energy or other resource consumption systems with the Property provided Landlord does not interfere with the conduct of Tenant's laboratory activities conducted from the Premises, and/or (ii) in order to comply with the requirements and recommendations of utility suppliers and governmental agencies regulating the consumption of energy and/or other resources.

         5.5. Limitation Of Landlord's Liability. Landlord shall not be liable to Tenant for injury to Tenant, its employees, agents, invitees or contractors, damage to Tenant's property or loss of Tenant's business or profits, nor shall Tenant be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of (i) Landlord's failure to provide security services or systems within the Property for the protection of the Premises, the Buildings or the Outside Areas, or the protection of Tenant's property or Tenant's employees, invitees, agents or contractors, (ii) any failure, interruption, rationing or other curtailment in the supply of water, electric current, gas or other utility service to the Premises, the Buildings, or the Outside Areas from whatever cause, or (iii) the unauthorized intrusion or entry into the Premises by third parties.

                                   ARTICLE 6

                         ALTERATIONS AND IMPROVEMENTS

         6.1. By Tenant. Subject to the terms and conditions hereof, Tenant shall be entitled to make any alterations to or modifications of the Premises or construct any improvements within the Premises without the consent of Landlord. All such modifications, alterations or improvements shall be made, constructed or installed by Tenant at Tenant's expense (including all permit fees and governmental charges related thereto), using a licensed contractor, in substantial compliance with the plans and specifications therefore. All work undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using new materials of good quality. Tenant shall not commence making any such modifications or alterations or the construction of any such improvements until all required governmental approvals and permits shall have been obtained, and all requirements regarding insurance imposed by this Lease have been satisfied. Tenant shall not be required to remove any alterations or improvements at the termination of this Lease or to restore the Premises to their condition prior to any such alterations or improvements.

         6.2. Ownership Of Improvements. All modifications, alterations and improvements made or added to the Premises by Tenant (other than Tenant's inventory, equipment, movable furniture, wall decorations and trade fixtures) shall be deemed real property and a part of the Premises, but shall remain the property of Tenant during this Lease. At the expiration or sooner termination of this Lease, all such modifications, alterations and improvements other than Tenant's inventory, equipment, movable furniture, wall decorations and trade fixtures, shall automatically become the property of Landlord and shall be surrendered to Landlord as part of the Premises as required pursuant to Article
2. Landlord shall have no obligation to reimburse Tenant for all or any portion of the cost or value of any such modifications, alterations or improvements so surrendered to Landlord. All modifications, alterations or improvements which are installed or constructed on or attached to the Premises by Landlord and/or at Landlord's expense shall be deemed real property and a part of the Premises and shall be property of Landlord. All lighting, plumbing, electrical, heating, ventilating and air conditioning fixtures, partitioning, window coverings, wall coverings and floor coverings installed by Tenant shall be deemed improvements to the Premises and not trade fixtures of Tenant.

         6.3. Alterations Required By Law. Tenant shall make all modifications, alterations and improvements to the Premises, at its sole cost, that are required by any Law because of (i) Tenant's use or occupancy of the Premises, the Buildings, or the Outside Areas, (ii) Tenant's application for any permit or governmental approval, (iii) Tenant's making of any modifications, alterations or improvements to or within the Premises; or (iv) otherwise as may be required by any governmental authority during the Lease Term. If Landlord shall, at any time during the Lease Term, be required by any governmental authority to make any modifications, alterations or improvements to the Buildings or the Property, Tenant shall at its sole cost make all modifications or alterations or improvements at Landlord's direction.

         6.4. Liens. Tenant shall keep the Property and every part thereof free from any lien, and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant, its agents, employees or contractors relating to the Property. If any such claim of lien is recorded against Tenant's interest in this Lease, the Property or any part thereof, Tenant shall bond against, discharge or otherwise cause such lien to be entirely released within ten (10) days after the same has been recorded. Tenant's failure to do so shall be conclusively deemed a default under the terms of this Lease. Notwithstanding the foregoing, Tenant shall be allowed to create consensual security interests in equipment purchased or leased by Tenant and installed in the Premises ("Financed Equipment"), and Landlord shall waive any statutory or other lien rights that it may have in such Financed Equipment in favor of the lender or lessor ("Equipment Financier") providing financing for the acquisition of the Financed Equipment, subject to satisfaction of each of the following: (i) such waiver shall be evidenced in a written waiver in form and substance satisfactory to Landlord, (ii) Tenant and the Equipment Financier each shall agree that it shall repair any damage and restore the Premises to their prior condition upon the removal from the Premises of any Financed Equipment and, if required by Landlord, shall post bonds or other security to secure such obligation, (iii) the Equipment Financier shall deliver written notice to Landlord not less than five (5) business days prior to any entry upon the Premises by such Equipment Financier or its employees, agents or contractors, and (iv) no auction or sale of the Financed Equipment shall be conducted from the Premises.

                                   ARTICLE 7

                      ASSIGNMENT AND SUBLETTING BY TENANT

         7.1. By Tenant. Subject to the terms and conditions hereof, Tenant shall be entitled sublet the Premises or any portion thereof or assign its interest in this Lease, whether voluntarily or by operation of Law, without Landlord's prior written consent to any parent or subsidiary corporation, to any corporation with which it may merge or to any corporation which is under common ownership with Tenant or otherwise is affiliated with Tenant, provided that any such assignment or sublease shall be for space not in excess of ten thousand (10,000) square feet. Any other assignment or sublease proposed by Tenant shall require the prior written consent of Landlord, which will not be unreasonably withheld, conditioned or delayed. No such assignment or sublease shall release Tenant from any of its obligations hereunder. Tenant shall deliver a copy of any sublease or assignment document to Landlord and to Landlord's Lender to the extent designated to do so by written notice from either Landlord or its Lender. Tenant shall not encumber its interest in the Lease without the prior written consent of Landlord and Landlord's Lender, which consent may be granted or withheld in each such parties' absolute discretion.

                                   ARTICLE 8

               LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY

         8.1. Limitation On Landlord's Liability And Release. Landlord shall not be liable to Tenant for, and Tenant hereby releases Landlord and its partners, principals, members, officers, agents, employees, lenders, attorneys, and consultants from, any and all liability, whether in contract, tort or on any other basis, for any injury to or any damage sustained by Tenant, Tenant's agents, employees, contractors or invitees, any damage to Tenant's property, or any loss to Tenant's business, loss of Tenant's profits or other financial loss of Tenant resulting from or attributable to the condition of, the management of, the repair or maintenance of, the protection of, the supply of services or utilities to, the damage in or destruction of the Premises, the Buildings, or the Outside Areas, including without limitation (i) the failure, interruption, rationing or other curtailment or cessation in the supply of electricity, water, gas or other utility service to the Property, the Buildings or the Premises;
(ii) the vandalism or forcible entry into the Buildings or the Premises; (iii) the penetration of water into or onto any portion of the

Premises; (iv) the failure to provide security and/or adequate lighting in or about the Property, the Buildings or the Premises, (v) the existence of any design or construction defects within the Buildings or the Premises; (vi) the failure of any mechanical systems to function properly (such as the HVAC systems); (vii) the blockage of access to any portion of the Property, the Buildings or the Premises. In this regard, Tenant acknowledges that it is fully apprised of the provisions of Law relating to releases, and particularly to those provisions contained in Section 1542 of the California Civil Code which reads as follows:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Notwithstanding such statutory provision, and for the purpose of implementing a full and complete release and discharge, Tenant hereby (i) waives the benefit of such statutory provision and (ii) acknowledges that, subject to the exceptions specifically set forth herein, the release and discharge set forth in this paragraph is a full and complete settlement and release and discharge of all claims and is intended to include in its effect, without limitation, all claims which Tenant, as of the date hereof, does not know of or suspect to exist in its favor.

     8.2. Tenant's Indemnification Of Landlord. Tenant shall defend with competent counsel reasonably satisfactory to Landlord any claims made or legal actions filed or threatened against Landlord with respect to the violation of any Law, or the death, bodily injury, personal injury, property damage, or interference with contractual or property rights suffered by any third party occurring within the Premises or resulting from Tenant's use or occupancy of the Premises, the Buildings or the Outside Areas, or resulting from Tenant's activities in or about the Premises, the Buildings, or the Outside Areas, and Tenant shall indemnify and hold Landlord, Landlord's partners, principals, members, employees, agents and contractors harmless from any loss liability, penalties, or expense whatsoever (including any loss attributable to vacant space which otherwise would have been leased, but for such activities) resulting therefrom. This indemnity agreement shall survive the termination of this Lease.

                                   ARTICLE 9

                                   INSURANCE

     9.1. Tenant's Insurance. Tenant shall maintain insurance complying with all of the following:

          (a) Tenant shall procure, pay for and keep in full force and effect, at all times during the Lease Term, the following:

               (i) Commercial general liability on an occurrence form insuring Tenant against liability for personal injury, bodily injury, death and damage to property occurring within the Premises, or resulting from Tenant's use or occupancy of the Premises, the Buildings, the Outside Areas or the Property, or resulting from Tenant's activities in or about the Premises or the Property, with coverage in an amount equal to Tenant's Required Liability Coverage (as set forth in Article l), which insurance shall contain a "broad form liability" endorsement insuring Tenant's performance of Tenant's obligations to indemnify Landlord as contained in this Lease. Landlord shall have the right from time to time to increase Tenant's required liability coverage to commercially reasonable amounts.

               (ii) Fire and property damage insurance in so-called "fire and extended coverage" form insuring Tenant against loss from physical damage to Tenant's personal property, inventory, trade fixtures and improvements within the Premises with coverage for the full actual replacement cost thereof;

               (iii)   Pressure vessel insurance, if applicable;

               (iv) Workers' compensation insurance and any other employee benefit insurance sufficient to comply with all laws; and

               (v) With respect to making of alterations or the construction of improvements undertaken by Tenant, contingent liability and builder's risk insurance, in an amount and with coverage reasonably satisfactory to Landlord.

          (b) Each policy of liability insurance required to be carried by Tenant pursuant to this paragraph or actually carried by Tenant with respect to the Premises or the Property: (i) shall, except with respect to insurance required by subparagraph (a) above, name Landlord, and such others as are designated by Landlord, as additional insureds; (ii) shall be primary insurance providing that the insurer shall be liable for the full amount of the loss, up to and including the total amount of liability set forth in the declaration of coverage, without the right of contribution from or prior payment by any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord with Best's ratings of at least A VIII; (v) shall provide that such policy shall not be subject, to cancellation, lapse, reduction in scope, amount of coverage or quality except after at least thirty (30) days' prior written notice to Landlord, and (vi) shall contain a so-called "severability" or "cross liability" endorsement. Each policy of property insurance maintained by Tenant with respect to the Premises or the Property or any property therein (i) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least thirty (30) days' prior written notice to

Landlord and (ii) shall contain a waiver and/or a permission to waive by the insurer of any right of subrogation against Landlord, its partners, principals, members, officers, employees, agents and contractors, which might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its partners, principals, members, officers, employees, agents and contractors.

           (c) Prior to the time Tenant or any of its contractors enters the Premises, Tenant shall deliver to Landlord, with respect to each policy of insurance required to be carried by Tenant pursuant to this Article 9, a copy of such policy (appropriately authenticated by the insurer as having been issued, premium paid) or a certificate of the insurer certifying in form satisfactory to Landlord that a policy has been issued, premium paid, providing the coverage required by this Paragraph and containing the provisions specified herein. With respect to each renewal or replacement of any such insurance, the requirements of this Paragraph must be complied with prior to the expiration or cancellation of the policies being renewed or replaced. Landlord may, at any time and from time to time, inspect and/or copy any and all insurance policies required to be carried by Tenant pursuant to this Article 9. If Landlord's Lender, insurance broker, advisor or counsel reasonably determines at any time that the amount of coverage set forth in Paragraph 9.1 (a) for any policy of insurance Tenant is required to carry pursuant to this Article 1s not adequate, then Tenant shall increase the amount of coverage for such insurance to such greater amount as Landlord's Lender, insurance broker, advisor or counsel reasonably deems adequate.

     9.2.  Casualty Insurance.

           (a) Tenant shall maintain, as the minimum coverage required of it by this Lease, fire and property damage insurance in so-called "fire and extended coverage" form insuring Landlord (and such others as Landlord may designate) against loss from physical damage to the Buildings with coverage of not less than one hundred percent (100%) of the full actual replacement cost thereof and against loss of rents for a period of not less than twelve (12) months. Such fire and property damage insurance, at Landlord's election but without any requirements on Landlord's behalf to do so, (i) may be written in so-called "all risk" form, excluding only those perils commonly excluded from such coverage by Landlord's then property damage insurer; (ii) shall provide coverage for physical damage to the improvements so insured for up to the entire full actual replacement cost thereof; (iii) shall be endorsed to cover loss or damage caused by any additional perils against which Landlord may elect to insure, [including earthquake and/or flood]; and/or (iv) shall provide coverage for loss of rents for a period of up to twelve months.

           (b) The casualty insurance policy required to be carried by Tenant shall be in form and meet the requirements set forth in Paragraph 9.1 (b) hereof.

     9.3. Mutual Waiver Of Subrogation. Landlord hereby releases Tenant, and Tenant hereby releases Landlord and its respective partners, principals, members, officers, agents, employees and servants, from any and all liability for loss, damage or injury to the property of the other in or about the Premises or the Property which is caused by or results from a peril or event or happening which is covered by insurance actually carried and in force at the time of the loss by the party sustaining such loss; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby.

                                  ARTICLE 10

                              Damage To Premises

     10.1. Tenant's Duty To Restore. If the Premises, the Buildings or the Outside Area are damaged by any peril after the Effective Date of this Lease, Tenant shall restore the same, as and when required by this Paragraph, unless this Lease is terminated pursuant to Paragraph 10.3. If this Lease is not so terminated, then upon the issuance of all necessary governmental permits, Tenant shall commence and diligently prosecute to completion the restoration of the Premises, the Buildings or the Outside Area, as the case may be, to the extent then allowed by law, to substantially the same condition in which it existed as of the Lease Commencement Date. Tenant's obligation to restore shall be limited to actual receipt of insurance proceeds and to the improvements constructed by Tenant. Landlord shall have no obligation to restore any portion of the Premises, the Buildings or the Outside Areas or any improvements made by Tenant to the Premises or any of Tenant's personal property, inventory or trade fixtures. Upon completion of the restoration by Tenant, Tenant shall promptly replace or fully repair all of Tenant's personal property, inventory, trade fixtures and other improvements constructed by Tenant to the condition which existed at the time immediately prior to such damage or destruction, subject to delays resulting from disbursement of insurance proceeds by Tenant's insurer. So long as the damage is not the result of the act or omission of Tenant and Tenant has maintained in full force and effect all policies of insurance required to be maintained by Tenant pursuant to this Lease, Tenant shall not be required to expend funds to restore its personal property, inventory, trade fixtures and other non-permanent improvements constructed by Tenant to the extent the cost of restoration exceeds the insurance proceeds paid to Tenant (plus any deductible or self-insured retention by Tenant).

     10.2. Insurance Proceeds. All insurance proceeds available from the fire and property damage insurance carried by Tenant shall be paid to and become the property of Tenant for the sole purpose of reconstruction pursuant to Paragraph
10.1. If this Lease is terminated pursuant to Paragraph 10.3, all insurance proceeds available from insurance carried by Tenant which cover loss of property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of

Landlord, and the remainder of such proceeds shall be paid to and become the property of Tenant. If this Lease is not terminated pursuant to Paragraph 10.3, all insurance proceeds available from insurance carried by Tenant shall be paid to Tenant and used for the purpose of reconstruction.

     10.3. Right To Terminate. Neither Tenant nor Landlord shall have any right to terminate this Lease in the event of any damage or destruction.

     10.4. Tenant's Waiver. Landlord and Tenant agree that the provisions of Paragraph 10.3 above, captioned "Right To Terminate", are intended to supersede and replace the provisions contained in California Civil Code, Section 1932, Subdivision 2, and California Civil Code, Section 1934, and accordingly, Tenant hereby waives the provisions of such Civil Code Sections and the provisions of any successor Civil Code Sections or similar laws hereinafter enacted.

     10.5. Abatement Of Rent. The Base Monthly Rent (and any Additional Rent) shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage but only to the extent rent loss insurance proceeds are available to pay all Base Rent and any Additional Rent due to Landlord.

                                  ARTICLE 11

                                 Condemnation

     11.1. Limited Right To Terminate.

           (a) Neither party shall have the right to terminate this Lease in the event of partial taking in eminent domain, except with the prior written consent of Landlord's Lender. If the entire Premises, Buildings and Property are taken, or if at least eighty percent (80%) of the Property or any Building is taken, the loss of which after restoration would, in Tenant's reasonable business judgment, be substantially and materially adverse to Tenant's business operations, then Tenant shall have the right to terminate this Lease upon written notice (the "Termination Notice") to Landlord on a date which shall be on a date when Base Rent is otherwise payable hereunder but no less than thirty
(30) days after the date of delivery of the Termination Notice.

          (b) In the event Tenant shall serve a Termination Notice upon Landlord, Tenant shall, on the date of such termination, purchase the Premises, the Buildings and the Property for the purchase price calculated in Schedule 1 attached hereto, plus all other amounts which may be due and owing to Landlord's Lender.

     11.2. Restoration. If any part of the Premises or the Buildings are taken and this Lease is not terminated, then Tenant shall, to the extent not prohibited by laws then in force, repair any damage occasioned thereby to the remainder thereof to a condition reasonably suitable for Tenant's continued operations and otherwise, to the extent practicable, provided that Tenant shall be entitled to receive a portion of the condemnation award necessary to pay for all costs of such Repair and Restoration.

     11.3. Division Of Condemnation Award. Any award made for any taking of the Property, the Building, or the Premises, or any portion thereof, shall belong to and be paid to Tenant to the extent Tenant is required to restore the Premises or any Building pursuant to Paragraph 11.2 hereof, as well as Tenant's personal property, inventory or trade fixtures. The balance of any award Tenant hereby assigns to Landlord, except as hereunder provided. Notwithstanding the foregoing, Tenant shall be entitled to receive any portion of the award that is made specifically (i)for the taking of personal property, inventory or trade fixtures belonging to Tenant, (ii)for the interruption of Tenant's business or its moving costs, (iii) the value of its Leasehold, or (iv)for the value of any leasehold improvements installed and paid for by Tenant. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure, and the provisions of any similar law hereinafter enacted, allowing either party to petition the Supreme Court to terminate this Lease and/or otherwise allocate condemnation awards between Landlord and Tenant in the event of a taking of the Premises.

     11.4. Abatement Of Rent. In the event of a taking of the Premises which does not result in a termination of this Lease, the Base Monthly Rent and any Additional Rent shall not be reduced or abated.

     11.5. Taking Defined. The term "taking" or "taken" as used in this Article 11 shall mean any transfer or conveyance of all or any portion of the Property to a public or quasi-public agency or other entity having the power of eminent domain pursuant to or as a result of the exercise of such power by such an agency, including any inverse condemnation and/or any sale or transfer by Landlord of all or any portion of the Property to such an agency under threat of condemnation or the exercise of such power.

                                  ARTICLE 12

                             Default And Remedies

     12.1. Events Of Tenant's Default. Tenant shall be in default of its obligations under this Lease if any of the following events occur:

           (a) Tenant shall have failed to pay Base Monthly Rent or any Additional Rent when due, provided that Tenant shall not be deemed in default with respect to the such failure only until Landlord has provided Tenant with written notice thereof and Tenant has failed to make the required payment within five (5) days of delivery of such written notice; or

           (b) Tenant shall have failed to perform any term, covenant or condition of this Lease (except those requiring the payment of Base Monthly Rent or Additional Rent, which failures shall be governed by subparagraph(a) above) or shall have done or permitted to be done any act, use or thing in its use, occupancy or possession of the Premises or the Buildings or the Outside Areas which is prohibited by the terms of this Lease and then shall have failed to cure the matter within thirty (30) days after written notice from Landlord to Tenant specifying the nature of such failure and requesting Tenant to perform same; or

           (c) Tenant shall have abandoned the Premises; or

           (d) Tenant shall have permitted or suffered the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property or assets of Tenant or any property or asset essential to the conduct of Tenant's business, and Tenant shall have failed to obtain a return or release of the same within ninety
(90) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier, or

           (e) Tenant shall have made a general assignment of all or a substantial part of its assets for the benefit of its creditors; or

           (f) Tenant shall have allowed (or sought) to have entered against it a decree or order which: (i)grants or constitutes an order for relief, appointment of a trustee, or condemnation or a reorganization plan under the bankruptcy laws of the United States; (ii)approves as properly filed a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or similar statute of the United States or any state thereof; or (iii)otherwise directs the winding up or liquidation of Tenant; provided, however, if any decree or order was entered without Tenant's consent or over Tenant's objection, Landlord may not terminate this Lease pursuant to this subparagraph if such decree or order is rescinded or reversed within ninety
(90) days after its original entry; or

           (g) Tenant shall have availed itself of the protection of any debtor's relief law, moratorium law or other similar law which does not require the prior entry of a decree or order.

     12.2. Landlord's Remedies. In the event of any default by Tenant, and without limiting Landlord's right to indemnification as provided in Paragraph 8.2, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively, or in the alternative:

           (a) Landlord may, at Landlord's election, keep this Lease in effect and enforce, by an action at-law or in equity, all of its rights and remedies under this Lease including, without limitation, (i)the right to recover the rent and other sums as they become due by appropriate legal action, (ii)the right to make payments required by Tenant, or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the rate of ten percent (10%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii)the remedies of injunctive relief and specific performance to prevent Tenant from violating the terms of this Lease and/or to compel Tenant to perform its obligations under this Lease, as the case may be.

           (b) Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this subparagraph shall not relieve Tenant from its obligation to pay to Landlord all Base Monthly Rent and Additional Rent then or thereafter due, or any other sums due or thereafter accruing to Landlord, or from any claim against Tenant for damages previously accrued or then or thereafter accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease constitute a termination of this Lease:

               (i) Appointment of a receiver or keeper in order to protect Landlord's interest hereunder;

               (ii) Consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or

               (iii) Any action taken by Landlord or its partners, principals, members, officers, agents, employees, or servants, which is intended to mitigate the adverse effects of any breach of this Lease by Tenant, including, without limitation, any action taken to maintain and preserve the Premises on any action taken to relet the Premises or any portion thereof for the account at Tenant and in the name of Tenant.

           (c) In the event Tenant breaches this Lease and abandons the Premises, Landlord may terminate this Lease, but this Lease shall not terminate unless Landlord gives Tenant written notice of termination. If Landlord does not terminate this Lease by giving written notice of termination, Landlord may enforce all its rights and remedies under this Lease, including the right and remedies provided by California Civil Code Section 1951.4 ("lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations"), as in effect on the Effective Date of this Lease.

           (d) In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to the rights and remedies provided in California Civil Code Section 1951.2, as in effect on the Effective Date of this Lease. For purposes of computing damages pursuant to Section 1951.2, an interest rate equal to the ten percent (10%) per annum shall be used where permitted. Such damages shall include, without limitation:

               (i) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco, at the time of award plus one percent; and

               (ii) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including without limitation, the following: (i)expenses for cleaning, repairing or restoring the Premises, (ii)expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including removal of existing leasehold improvements and/or installation of additional leasehold improvements (regardless of how the same is funded, including reduction of rent, a direct payment or allowance to a new tenant, or otherwise), (iii)broker's fees allocable to the remainder of the term of this Lease, advertising costs and other expenses of reletting the Premises, (iv)costs of carrying and maintaining the Premises, such as taxes, insurance premiums, utility charges and security precautions, (v)expenses incurred in removing, disposing of and/or storing any of Tenant's personal property, inventory or trade fixtures remaining therein, (vi)reasonable attorney's fees, expert witness fees, court costs and other reasonable expenses incurred by Landlord (but not limited to taxable costs) in retaking possession of the Premises, establishing damages hereunder, and releasing the Premises, and (vii)any other expenses, costs or damages otherwise incurred or suffered as a result of Tenant's default.

     12.3. Landlord's Default And Tenant's Remedies. In the event Landlord fails to perform its obligations under this Lease, Landlord shall nevertheless not be in default under the terms of this Lease until such time as Tenant shall have first given Landlord written notice specifying the nature of such failure to perform its obligations, and then only after Landlord shall have had thirty (30) days following its receipt of such notice within which to perform such obligations; provided that, if longer than thirty (30) days is reasonably required in order to perform such obligations, Landlord shall have such longer period. In the event of Landlord's default as above set forth, then, and only then, Tenant may then proceed in equity or at law to compel Landlord to perform its obligations and/or to recover damages proximately caused by such failure to perform (except as and to the extent Tenant has waived its right to damages as provided in this Lease).

     12.4. Limitation Of Tenant's Recourse. Tenant's recourse shall be limited to Landlord's interest in the Property. In addition, if Landlord is a corporation, trust, partnership, joint venture, limited liability company, unincorporated association, or other form of business entity, Tenant agrees that
(i)the obligations of Landlord under this Lease shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals of such business entity, and
(ii)Tenant shall have no recourse to the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders or principals. Additionally, if Landlord is a partnership or limited liability company, then Tenant covenants and agrees:

           (a) No partner or member of Landlord shall be sued or named as a party in any suit or action brought by Tenant with respect to any alleged breach of this Lease (except to the extent necessary to secure jurisdiction over the partnership and then only for that sole purpose);

           (b) No service of process shall be made against any partner or member of Landlord except for the sole purpose of securing jurisdiction over the partnership; and

           (c) No writ of execution will ever be levied against the assets of any partner or member of Landlord other than to the extent of his or her interest in the assets of the partnership or limited liability company constituting Landlord.

Tenant further agrees that each of the foregoing covenants and agreements shall be enforceable by Landlord and by any partner or member of Landlord and shall be applicable to any actual or alleged misrepresentation or nondisclosure made regarding this Lease or the Premises or any actual or alleged failure, default or breach of any covenant or agreement either expressly or implicitly contained in this Lease or imposed by statute or at common law.

     12.5. Tenant's Waiver. Landlord and Tenant agree that the provisions of Paragraph 12.3 above are intended to supersede and replace the provisions of California Civil Code Sections 1932(1), 1941 and 1942, and accordingly, Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 and/or any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease.

                                   Article 13

                               General Provisions

     13.1. Taxes On Tenant's Property. Tenant shall pay before delinquency any and all taxes, assessments, license fees, use fees, permit fees and public charges of whatever nature or description levied, assessed or imposed against Tenant or Landlord by a governmental agency arising out of, caused by reason of or based upon Tenant's estate in this Lease, Tenant's ownership of property, improvements made by Tenant to the Premises or the Outside Areas, improvements made by Landlord for Tenant's use within the Premises or the Outside Areas, Tenant's use (or estimated use) of public facilities or services or Tenant's consumption (or estimated consumption) of public utilities, energy, water or other resources (collectively, "Tenant's Interest"). Upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If any such taxes, assessments, fees or public charges are levied against Landlord, Landlord's property, the Building or the Property, or if the assessed value of the Building or the Property is increased by the inclusion therein of a value placed upon Tenant's Interest, regardless of the validity thereof, Landlord shall have the right to require Tenant to pay such taxes, and if not paid and satisfactory evidence of payment delivered to Landlord at least ten days prior to delinquency, then Landlord shall have the right to pay such taxes on Tenant's behalf and to invoice Tenant for the same. Tenant shall, within the earlier to occur of (a) thirty (30) days of the date it receives an invoice from Landlord setting forth the amount of such taxes, assessments, fees, or public charge so levied, or (b) the due date of such invoice, pay to Landlord, as Additional Rent, the amount set forth in such invoice. Failure by Tenant to pay the amount so invoiced within such time period shall be conclusively deemed a default by Tenant under this Lease. Tenant shall have the right to bring suit in any court of competent jurisdiction to recover from the taxing authority the amount of any such taxes, assessments, fees or public charges so paid.

     13.2. Holding Over. This Lease shall terminate without further notice on the Lease Expiration Date (as set forth in Article 1). Any holding over by Tenant after expiration of the Lease Term shall neither constitute a renewal nor extension of this Lease nor give Tenant any rights in or to the Premises except as expressly provided in this Paragraph. Any such holding over to which Landlord has consented shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable, except that the Base Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Base Monthly Rent payable during the last full month immediately preceding such holding over.

     13.3. Subordination To Mortgages. This Lease is subject to and subordinate to all ground leases, mortgages and deeds of trust which affect the Building or the Property and which are of public record as of the Effective Date of this Lease, and to all renewals, modifications, consolidations, replacements and extensions thereof. However, if the lessor under any such ground lease or any lender holding any such mortgage or deed of trust shall advise Landlord that it desires or requires this Lease to be made prior and superior thereto, then, upon written request of Landlord to Tenant, Tenant shall promptly execute, acknowledge and deliver any and all customary or reasonable documents or instruments which Landlord and such lessor or lender deems necessary or desirable to make this Lease prior thereto. Tenant hereby consents to Landlord's ground leasing the land underlying the Building or the Property and/or encumbering the Building or the Property as security for future loans on such terms as Landlord shall desire, all of which future ground leases, mortgages or deeds of trust shall be subject to and subordinate to this Lease. However, if any lessor under any such future ground lease or any lender holding such future mortgage or deed of trust shall desire or require that this Lease be made subject to and subordinate to such future ground lease, mortgage or deed of trust, then Tenant agrees, within ten days after Landlord's written request therefor, to execute, acknowledge and deliver to Landlord any and all documents or instruments requested by Landlord or by such lessor or lender as may be necessary or proper to assure the subordination of this Lease to such future ground lease, mortgage or deed of trust, but only if such lessor or lender agrees to recognize Tenant's rights under this Lease and agrees not to disturb Tenant's quiet possession of the Premises so long as Tenant is not in default under this Lease. If Landlord assigns the Lease as security for a loan, Tenant agrees to execute such documents as are reasonably requested by the lender and to provide reasonable provisions in the Lease protecting such lender's security interest which are customarily required by institutional lenders making loans secured by a deed of trust.

     13.4. Tenant's Attornment Upon Foreclosure. Tenant shall, upon request, attorn (i)to any purchaser of the Buildings or the Property at any foreclosure sale or private sale conducted pursuant to any security instruments encumbering the Buildings or the Property, (ii)to any grantee or transferee designated in any deed given in lieu of foreclosure of any security interest encumbering the Buildings or the Property, or (iii)to the lessor under an underlying ground lease of the land underlying the Buildings or the Property, should such ground lease be terminated; provided that such purchaser, grantee or lessor recognizes Tenant's rights under this Lease.

     13.5.    Mortgagee Protection.

              (a) Tenant hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under this Lease or any other document, at law or in equity (including, without limitation, any law subrogating the Tenant to the rights of Landlord's Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Landlord or any other party liable for payment of any or all of Landlord's obligations to Landlord's Lender (the "Obligations") for any payment made by Tenant under or in connection with this Lease or otherwise. Tenant hereby waives all rights and defenses arising out of an election of remedies by Landlord's Lender even though that election of remedies, such as a nonjudicial foreclosure, has destroyed Tenant's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Specifically, and without in any way limiting the foregoing, Tenant hereby waives any rights of subrogation, indemnification, contribution or reimbursement arising under Sections 2846, 2847, 2848 and 2849 of the California Civil Code or any right of recourse to or with respect to Landlord or the assets or property of Landlord or to any collateral for the Loan. In connection with the foregoing, Tenant expressly waives any and all rights of subrogation to Landlord's Lender against Landlord, and Tenant hereby waives any rights to enforce any remedy which Landlord's Lender may have against Landlord and any right to participate in any collateral for the loan to Landlord from Landlord's Lender. The parties included in Tenant recognize that, pursuant to Section 580d of the California Code of Civil Procedure, Landlord's Lender's realization through non-judicial foreclosure upon any real property constituting security for Landlord's obligations under the Loan Documents could terminate any right of Landlord's Lender to recover a deficiency judgment against Landlord, thereby terminating subrogation rights which such parties otherwise might have against Landlord. In the absence of an adequate waiver, such a termination of subrogation rights could create a defense to enforcement of this Lease against such parties. The parties included in Tenant hereby unconditionally and irrevocably waive any such defense. In addition to and without in any way limiting the foregoing, Tenant hereby subordinates any and indebtedness of Landlord now or hereafter owed to Tenant to all indebtedness of Landlord to Landlord's Lender, and agrees with Landlord's Lender that Tenant shall not demand or accept any payment of principal or interest from Landlord, shall not claim any offset or reduction of Tenant's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral for the Loan. Further, Tenant shall not have any right of recourse against Landlord's Lender by reason of any action Landlord's Lender may take or omit to take in respect of the Obligations. If any amount shall nevertheless be paid to Tenant by Landlord prior to payment in full of the Obligations, such amount shall be held in trust for the benefit of Landlord's Lender and shall forthwith be paid to Landlord's Lender to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this paragraph shall survive the termination of this Lease, and any satisfaction and discharge of Landlord by virtue of any payment, court order or any applicable law. Without limiting the foregoing Tenant waives (i) Tenant's rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Tenant by reason of California Civil Code Sections 2787 to 2855, inclusive; (ii) any rights or defenses Tenant may have in respect of its obligations as a Tenant by reason of any election of remedies by the Landlord's Lender, and (iii) all rights and defenses that Tenant may have because the Landlord's debt is secured by real property. This means, among other things, Landlord's Lender may collect from Tenant without first foreclosing on any real or personal property collateral pledged by Landlord; and if Landlord's Lender forecloses on any real property collateral pledged by Landlord, the amount of the debt may be reduced only by the best price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and Landlord's Lender may collect under this Lease from Tenant even if Landlord's Lender, by foreclosing on the real property collateral, has destroyed any right Tenant may have to collect from Landlord. This is an unconditional and irrevocable waiver of any rights and defenses Tenant may have because the Landlord's debt evidenced by the
Note is secured by real property. These rights an defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

           (b) In the event of any default on the part of Landlord, Tenant will give notice by registered mail to Landlord's Lender or lessor under any underlying ground lease who shall have requested, in writing, to Tenant that it be provided with such notice, and Tenant shall offer Landlord's Lender or lessor a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings if reasonably necessary to effect a cure.

     13.6. Estoppel Certificate. Tenant will, following any request by Landlord or Landlord's Lender execute and deliver to Landlord within ten (10) days of written request therefor an estoppel certificate (i) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iv) certifying such other information about this Lease as may be reasonably requested by Landlord, its Lender or prospective lenders, investors or purchasers of the Building or the Property. Tenant's failure to execute and deliver such estoppel certificate within ten
(10) days after Landlord's or its Lender's request therefor shall be a material default by Tenant under this Lease, and Landlord shall have all of the rights and remedies available to Landlord as Landlord would otherwise have in the case of any other material default by Tenant, including the right to terminate this Lease and sue for damages proximately caused thereby, it being agreed and understood by Tenant that Tenant's failure to so deliver such estoppel certificate in a timely manner could result in Landlord being unable to perform committed obligations to other third parties which were made by Landlord in reliance upon this covenant of Tenant. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any Lender or purchaser or prospective Lender or purchaser of the Building, the Property, or any interest in them.

     13.7. Tenant's Financial Information. Tenant shall, within ten (10) business days after Landlord's or Landlord's Lenders request therefor, deliver to Landlord or its Lender a copy of Tenant's current financial statements (including a balance sheet, income statement and statement of cash flow, all prepared in accordance with generally accepted accounting principles or such other accounting methodology recommended by Tenant's accounting firm and generally accepted) and any such other information reasonably requested by Landlord or its Lender regarding Tenant's financial condition. If Tenant is a public corporation, however Landlord and its Lender shall not disclose any non-public financial information. Landlord shall be entitled to disclose such financial statements or other information to its Lender, to any present or prospective principal of or investor in Landlord, or to any prospective Lender or purchaser of the Building, the Property, or any portion thereof or interest therein. Any such financial statement or other information which is marked "confidential" or "company secrets" (or is otherwise similarly marked by Tenant) shall be confidential and shall not be disclosed by Landlord to any third party except as specifically provided in this paragraph, unless the same becomes a part of the public domain without the fault of Landlord.

     13.8. Transfer By Landlord. Landlord and its successors in interest shall have the right to transfer their interest in the Building, the Property, or any portion thereof at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and in the case of any subsequent transfer, the transferor), from the date of such transfer, (i) shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer and (ii) shall be relieved of all liability for the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer if its transferee agrees to assume and perform all such prior obligations of the Landlord hereunder. Tenant shall attorn to any such transferee. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Building or the Property.

     13.9. Notices. Any notice required or desired to be given by a party regarding this Lease shall be in writing and shall be personally served, or in lieu of personal service may be given by reputable overnight courier service, postage prepaid, addressed to the other party as follows:

     If to Landlord:       TASMAN PROPERTY INC.
                           3655 North First Street
                           San Jose, California 95134-1713

     If to Tenant:         SAMSUNG SEMICONDUCTOR, INC.
                           3655 North First Street
                           San Jose, CA 95134-1713

Any notice given in accordance with the foregoing shall be deemed received upon actual receipt or refusal to accept delivery.

     13.10. Attorneys' Fees. In the event any party shall bring any action, arbitration proceeding or legal proceeding alleging a breach of any provision of this Lease, to recover rent, to terminate this Lease, or to enforce, protect, determine or establish any term or covenant of this Lease or rights or duties hereunder of either party, the prevailing party shall be entitled to recover from the non-prevailing party as a part of such action or proceeding, or in a separate action for that purpose brought within one year from the determination of such proceeding, reasonable attorneys' fees, expert witness fees, court costs and other reasonable expenses incurred by the prevailing party.

     13.11. Definitions. Any term that is given a special meaning by any provision in this Lease shall, unless otherwise specifically stated, have such meaning wherever used in this Lease or in any Addenda or amendment hereto. In addition to the terms defined in Article 1, the following terms shall have the following meanings:

            (a) Real Property Taxes. The term "Real Property Tax" or "Real Property Taxes" shall each mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all instruments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership or new construction), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed for whatever reason against the Property or any portion thereof, or Landlord's interest herein, or the fixtures, equipment and other property of Landlord that is an integral part of the Property and located thereon, or Landlord's business of owning, leasing or managing the Property or the gross receipts, income or rentals from the Property, (ii) all charges, levies or fees imposed by any governmental authority against Landlord by reason of or based upon the use of or number of parking spaces within the Property, the amount of public services or public utilities used or consumed (e.g., water, gas, electricity, sewage or waste water disposal) at the Property, the number of person employed by tenants of the Property, the size (whether measured in area, volume, number of tenants or whatever) or the value of the Property, or the type of use or uses conducted within the Property, and all costs and fees (including attorneys' fees) reasonably incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If, at any time during the Lease Term, the taxation or assessment of the Property prevailing as of the Effective Date of this Lease shall be altered so that in lieu of or in addition to any the Real Property Tax described above there shall be levied, awarded or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate, substitute, or additional use or charge (i) on the value, size, use or occupancy of the Property or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Property, or on Landlord's business of owning, leasing or managing the Property or (iii) computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the terms "Real Property Tax" or "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is partly based upon property or rents unrelated to the Property, then only that part of such Real Property Tax that is fairly allocable to the Property shall be included within the meaning of the terms "Real Property Tax" or "Real Property Taxes." Notwithstanding the foregoing, the terms "Real Property Tax" or "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state income tax imposed on Landlord's income from all sources.

            (b) Landlord's Insurance Costs. The term "Landlord's Insurance Costs" shall mean the costs to Landlord to carry and maintain the policies of fire and property damage insurance for the Building and the Property and general liability and any other insurance required or permitted to be carried by Landlord pursuant to Article 9, together with any deductible amounts paid by Landlord upon the occurrence of any insured casualty or loss; provided, however, that in the event of an earthquake casualty the deductible for any repairs or restoration of the Premises or the Building shall be deemed a capital item and shall be amortized over the useful life of such repair or restoration, and Tenant shall be responsible for the amortized share thereof that corresponds to the remaining Lease Term (and any extensions thereof).

            (c) Property Maintenance Costs. The term "Property Maintenance Costs" shall mean all costs and expenses (except Landlord's Insurance Costs and Real Property Taxes) paid or incurred by Landlord in protecting, operating, maintaining, repairing and preserving the Property and all parts thereof, including without limitation, (i) the amortizing portion of any costs incurred by Landlord in the making of any modifications, alterations or improvements required by any governmental authority as set forth in Article 6, which are so amortized during the Lease Term, and (ii) such other costs as may be paid or incurred with respect to operating, maintaining, and preserving the Property, such as repairing and resurfacing the exterior surfaces of the Buildings (including roofs), repairing and resurfacing paved areas, repairing and replacing structural parts of the Buildings, and repairing and replacing, when necessary, electrical, plumbing, heating, ventilating and air conditioning systems serving the Buildings; provided, however, that with respect to items referred to in clause 11 above that are treated as capital items under generally accepted accounting principles, the cost of such capital items (together with interest thereon at the rate Landlord is or would be required to pay in order to borrow funds to finance the replacement of any such capital item) shall be amortized over their useful life in accordance with generally accepted accounting principles, and Tenant shall be responsible only for such amortized portion thereof that corresponds to the remaining Lease Term (including any extensions thereof).

            (d) Property Operating Expenses. The term "Property Operating Expenses" shall mean and include all Real Property Taxes, plus all Landlord's Insurance Costs, plus all Property Maintenance Costs.

            (e) Law. The term "Law" shall mean any judicial decisions and any statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirements of any municipal, county, state, federal, or other governmental agency or authority having jurisdiction over the parties to this Lease, the Premises, the Building or the Property, or any of them, in effect either at the Effective Date of this Lease or at any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g. a board of fire examiners or a public utility or special district).

            (f) Lender. The term "Lender" shall mean the holder of any promissory note or other evidence of indebtedness secured by the Property or any portion thereof.

            (g) Private Restrictions. The term "Private Restrictions" shall mean (as they may exist from time to time) any and all covenants, conditions and restrictions, private agreements, easements, and any other recorded documents or instruments affecting the use of the Property, the Building, the Premises, or the Outside Areas.

            (h) Rent. The term "Rent" shall mean collectively Base Monthly Rent and all Additional Rent.

     13.12. General Waivers. One party's consent to or approval of any act by the other party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. No waiver of any provision hereof, or any waiver of any breach of any provision hereof, shall be effective unless in writing and signed by the waiving party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach. No waiver of any provision of this Lease shall be deemed a continuing waiver unless such waiver specifically states so in writing and is signed by both Landlord and Tenant. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other provisions herein contained.

     13.13. Miscellaneous. Should any provisions of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provisions hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. Any copy of this Lease which is executed by the parties shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. The term "party" shall mean Landlord or Tenant as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the Laws of the State in which the Premises are located. The captions in this Lease are for convenience only and shall not be construed in the construction or interpretation of any provision hereof. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership, corporation, limited liability company, joint venture, or other form of business entity, and the singular includes the plural. The terms "must," "shall," "will," and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Where Landlord's consent is required hereunder, the consent of any Lender may also be required. Landlord and Tenant shall both be deemed to have drafted this Lease, and the rule of construction that a document is to be construed against the drafting party shall not be employed in the construction or interpretation of this Lease. Where Tenant is obligated not to perform any act or is not permitted to perform any act, Tenant is also obligated to restrain any others reasonably within its control, including agents, invitees, contractors, subcontractors and employees, from performing such act. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of any of the provisions of this Lease.

                                  Article 14

               Corporate Authority, Brokers And Entire Agreement

     14.1. Corporate Authority. Each individual executing this Lease on behalf of Tenant represents and warrants that Tenant is validly formed and duly authorized and existing, that Tenant is qualified to do business in the State in which the Premises are located, that Tenant has the full right and legal authority to enter into this Lease, and that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with its terms.

     14.2.  Entire Agreement. This Lease and the Exhibits (as described in
Article 1), which Exhibits are by this reference incorporated herein, constitute the entire agreement between the parties, and there are no other agreements, understandings or representations between the parties relating to the lease by Landlord of the Premises to Tenant, except as expressed herein. No subsequent changes, modifications or additions to this Lease shall be binding upon the parties unless in writing and signed by both Landlord and Tenant.

     14.3. Landlord's Representations. Tenant acknowledges that neither Landlord nor any of its agents made any representations or warranties respecting the Property, the Building or the Premises, upon which Tenant relied in entering into this Lease, which are not expressly set forth in this Lease. Tenant further acknowledges that neither Landlord nor any of its agents made any representations as to (i) whether the Premises may be used for Tenant's intended use under existing Law, or (ii) the suitability of the Premises for the conduct of Tenant's business, or (iii) the exact square footage of the Premises, and that Tenant relies solely upon its own investigations with respect to such matters. Tenant expressly waives any and all claims for damage by reason of any statement, representation, warranty, promise or other agreement of Landlord or Landlord's agent(s), if any, not contained in this Lease or in any Exhibit attached hereto.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the respective dates below set forth with the intent to be legally bound thereby, as of the Effective Date of this Lease first above set forth.

                                            LANDLORD:

                                            TASMAN PROPERTY INC., a
                                            California corporation

Date: 18/5/98                               By: /s/ Y.B. Rha
     ------------                              -------------------------
                                                Y.B. Rha
                                                President

                                            By: /s/ K.S. Ok
                                               -------------------------
                                                K.S. Ok
                                                Treasurer

                                            TENANT

                                            SAMSUNG SEMICONDUCTOR, INC., a
                                            California corporation

Date: 18/5/98                               By: /s/ Y.B. Rha
     ------------                              -------------------------
                                                Y.B. Rha
                                                President

                                            By: /s/ B.S. Cho
                                               -------------------------
                                                B.S. Cho
                                                Secretary

                                    EXHIBIT A


                                      [Map]

                                      [Map]

                              SAMSUNG SEMICONDUCTOR

                                   EXHIBIT "B"
                                   -----------

                             DESCRIPTION OF PREMISES

                                99 Tasman Drive

                              San Jose, California

                                  [Floor Plan]

                                   EXHIBIT "C"
                                   -----------

                               TENANT IMPROVEMENTS


1.  Install a door into the server room from the adjacent lab.

2.  Repair the wall and install a door in front of the conference room.

3.  Install a door from the executive area into the conference room.

4.  Install four (4) new offices.

5.  Convert the demonstration room into two (2) offices.

6. Touch up all interior wall surfaces and clean the carpet as reasonably necessary.

                                 99 Tasman Drive

                              San Jose, California


                                  [Floor Plan]

                                   EXHIBIT "D"
                                   ----------

                               CONSENT OF LANDLORD

          The undersigned, Landlord under the Master Lease attached hereto as Exhibit "A", hereby consents to the subletting of the Premises described herein
-----------
on the terms and conditions contained in this Sublease. This consent shall constitute a consent only to this Sublease and shall not be deemed a consent to any other sublease or assignment by Sublandlord.

                                               "LANDLORD"

DATE: October _______, 1999                    TASMAN PROPERTY, INC.,
                                               a California corporation



                                               By:  /s/ [ILLEGIBLE]
                                                   --------------------
                                               Its: K.S. OK
                                                   --------------------

                                   Exhibit "E"
                                   -----------

                          CONSENT OF LANDLORD'S LENDER

          The undersigned, Landlord's Lender under the Master Lease attached hereto as Exhibit "A", hereby consents to the subletting of the Premises
          -----------
described herein on the terms and conditions contained in this Sublease. This consent shall constitute a consent only to this Sublease and shall not be deemed a consent to any other sublease or assignment by Sublandlord.


                                  "LANDLORD'S LENDER"

DATE: OCTOBER ______, 1999        ORIX REAL ESTATE CAPITAL MARKETS, LLC
                                  a Texas company.



                                  By: _________________________________


                                  Its:_________________________________

LaSalle National Bank, as Trustee for the Registered
Holders of Deutsche Mortgage & Asset Receiving Corporation,
COMM 1999-1 Commercial Mortgage Pass-Through Certificates


By: ORIX Real Estate Capital Markets, LLC, formerly known as Banc One Mortgage Capital Markets, LLC, as Servicer, pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1999, by and between LaSalle National Bank, Banc One
     Mortgage Capital Markets, LLC, and others

       By: /s/ Daniel K. Olsen
          ---------------------------
       Name: Daniel K. Olsen
            -------------------------
       Title: Portfolio Manager
             ------------------------

Address:  c/o ORECM, Servicer
          1717 Main Street, 14/th/ Floor
          Dallas, Texas 75201

          Attention: Daniel K. Olsen
                     ---------------

April 3, 2000

XPEED, INC.
99 Tasman Drive
San Jose, California 95134
Attention: Facilities Manager

Re: Sublease ("Sublease") dated October 15, 1999 between Samsung Semiconductor, Inc., as Sublandlord, and Xpeed, Inc., as Subtenant, for that certain space consisting of the entire first floor (the "Premises") of the building located at 99 Tasman Drive in San Jose, California (the "Building")

Dear Sir or Madam:

Pursuant to the above-referenced Sublease and to Subtenant's request to erect, construct and install a sign monument (the "Monument") near the Building per the attached general description. Sublandlord shall own the Monument, even though Subtenant shall be incurring all costs associated with the permitting, erection, construction, and installation of the Monument. Sublandlord hereby grants Subtenant a non-exclusive license ("License") to use a portion consisting of the upper fifty (50%) percent of the suitable signage area on the Monument for the installation and maintenance of an identification sign (the "Sign") for Subtenant's business name and logo during the term of the Sublease (and during any extension of the Sublease with Subtenant) on the following terms and conditions:

1. Before installing the Monument and the Sign, Subtenant shall submit all plans, permits, drawings, specifications and all other related documents (collectively, the "Plans") in connection with the Monument and the Sign to Sublandlord for Sublandlord's approval, which Sublandlord may grant or withhold in its sole and absolute discretion. Sublandlord shall notify Subtenant in writing whether Sublandlord approves the Plans within fifteen (15) days of receiving the Plans from Subtenant. If Sublandlord approves the Plans, Subtenant shall promptly commence and diligently install the Monument and the Sign at its sole cost and expense in a manner that meets Sublandlord's approval, which Sublandlord may grant or withhold in its sole and absolute discretion.

2. Upon completion of the Monument and approval by all permitting authorities and by Sublandlord and proof of lien waivers related to the Monument and Sign, Sublandlord shall own and maintain the Monument at its sole cost and expense. Subtenant shall maintain the Sign at its sole cost and expense. In addition, in connection with the installation of the Monument and maintenance of the Sign, Subtenant shall obtain all necessary licenses, permits, authorizations and governmental approvals and comply with all applicable laws, ordinances and regulations at its sole cost and expense.

3. Subtenant shall indemnify, defend, protect and hold Sublandlord harmless from and against claims, obligations, losses, expenses (including, without limitation, reasonable attorney's fees), damages and liabilities resulting directly or indirectly from Subtenant's installation and maintenance of the Monument and the Sign.

4. Subtenant shall keep the Premises and the Building fee and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Subtenant as a result of installing the Monument and maintaining the Sign. If any lien(s) attach to the Premises or the Building, and Subtenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Sublandlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Sublandlord (plus Sublandlord's administrative costs) in connection therewith shall be payable by Subtenant on demand with interest thereon from the date of expenditure by Sublandlord at a rate of eighteen (18%) percent per annum or the maximum lawful rate that Sublandlord may charge to Subtenant under applicable laws, whichever is less.

5. Sublandlord shall retain the sole and exclusive right and control of the lower fifty (50%) percent of useful signage space on the Monument and all signage placed thereupon. Sublandlord shall have the right to use such portion in any manner it deems appropriate in its sole and absolute discretion, including but not limited to signage of Subtenant or of other tenants located at or near the Premises (including competitors of Subtenant who may occupy buildings leased by Sublandlord or its affiliated companies).

6. This License is and shall at all times be subordinate to the Sublease. Upon the expiration or sooner termination of the Sublease, this License shall automatically terminate and be of no further force or effect. For clarity, Sublandlord shall continue to own the Monument and shall have sole and exclusive control and rights to all of the signage space on the Monument.

7. Subtenant shall not assign, pledge, hypothecate, transfer or otherwise dispose of any of its interest contained herein.

8. Subtenant warrants and represents that Subtenant is a duly organized and validly existing entity, that Subtenant has full right and authority to enter into this License and that the persons signing on behalf of Subtenant are authorized to do so and have the power to bind Subtenant to this License.

9. This License may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement.


                                                SAMSUNG SEMICONDUCTOR, INC.



     By: /s/ [ILLEGIBLE] 4/8/2000
         ---------------------------



Acknowledged and agreed:


XPEED, INC.


By: /s/ Michael Mazzoni
    -------------------
Name: Michael Mazzoni
      -----------------
Title: CFO
      -----------------